UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978

Pioneer Series Trust VI

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: October 31, 2023

Date of reporting period: November 1, 2022 through October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Flexible Opportunities Fund
Annual Report  |  October 31, 2023

A: PMARX	C: PRRCX	K: FLEKX	R: MUARX	Y: PMYRX

visit us: www.amundi.com/us

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/233

Portfolio Management Discussion  |  10/31/23
In the following discussion, Howard Weiss reviews recent market events and describes the factors that affected the performance of Pioneer Flexible Opportunities Fund* during the 12-month period ended October 31, 2023. Mr. Weiss, CFA, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the management of the Fund, along with Kenneth J. Taubes, Executive Vice President and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended October 31, 2023?
A	Pioneer Flexible Opportunities Fund’s Class A shares returned -0.07% at net asset value during the 12-month period ended October 31, 2023, while the Fund’s benchmark, the Bloomberg US Treasury TIPS (Treasury Inflation-Protected Securities) 1-10 Year Index (the Bloomberg Index), returned 0.88%. During the same period, the average return of the 251 mutual funds in Morningstar’s Tactical Allocation Funds category was 1.02%.
Q	How did the financial markets perform during the 12-month period ended October 31, 2023?
A	Global equities performed very well during the 12-month period, while performance across the fixed-income market was mixed.
Stocks delivered all of their positive returns over the first nine months of the period, amid investors’ hopes that falling inflation would give central banks, including the US Federal Reserve (Fed), the latitude to slow their pace of interest-rate increases and eventually move to more neutral monetary policies. Investors were also cheered by the fact that economic growth data and corporate profits both generally came in above expectations.
The investment backdrop grew more challenging in August 2023, when renewed strength in oil prices gave rise to concerns that the pace of inflation could reaccelerate after a slight pullback.
*	Note to shareholders: The Board of Trustees of the Fund has approved certain changes to the Fund's investment objective, strategies and portfolio management. As of January 1, 2024, the Fund will be renamed Pioneer Equity Premium Income Fund, the Fund’s investment objective will be total return, including high current income, and the Fund’s principal investment strategies will focus on investments in US equity securities and equity-related investments, including equity-linked notes (ELNs).
4Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Together with communications from the Fed and other central banks over the course of interest rates, the development prompted the markets to begin factoring in a “higher for longer” interest-rate scenario. Late in the period, the outbreak of violence in the Middle East contributed to the downturn by raising investors’ fears about the possibility of a wider regional war. While those factors caused the stock market to finish well off of its previous high, it nonetheless closed the period with a solid gain.
In the fixed-income markets, rising rates led to poor performance for government securities in the developed markets. Longer-maturity securities, which typically have had the highest degree of interest-rate sensitivity, were especially weak during the 12-month period. On the other hand, credit-oriented market segments – that is, debt instruments whose prices are affected more by issuer fundamentals than by interest-rate trends – outperformed, due to the larger contribution from income-generation and the generally positive tone in the market through much of the reporting period. As a result, investment-grade corporate bonds, high-yield debt, and emerging markets bonds all generated solid returns for the 12-month period.
Q	Could you discuss some of the investment decisions that influenced the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2023?
A	The Fund’s large overweight to equities versus the benchmark was the primary positive contributor to relative results during the 12-month period, but sector and industry positioning within the portfolio’s equity allocation was a key detractor from relative performance.
Given the significant outperformance of stocks versus bonds during the period, the Fund’s overweight to equities added meaningful relative performance value versus the benchmark. Within the Fund’s equity allocation, holdings in Europe outperformed, led by investments in Greece and Italy. Positions in the Asia-Pacific region, especially Japan, also contributed positively to the Fund’s benchmark-relative returns.
On the other hand, the Fund’s sector and industry positioning detracted from relative returns, with an overweight allocation to
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/235

real estate investment trusts (REITs) one of the key laggards, as REITs underperformed during the period due to their above-average sensitivity to changes in interest rates. In addition, the portfolio’s positions in certain regional banks hurt the Fund’s relative results, due to a weak showing in the first calendar quarter of 2023 in the wake of some high-profile bank failures. In addition, the Fund’s holdings of a handful of health care stocks trailed the broader market and detracted from relative returns.
Another key detractor from the Fund’s benchmark-relative performance during the 12-month period was our use of derivatives, which is discussed in the next section.
With regard to fixed-income investments, the Fund’s bond allocation delivered a positive return and outpaced the benchmark for the 12-month period. Positions in investment-grade corporate bonds, high-yield issues, and emerging markets debt were the primary positive contributors to benchmark-relative performance in that portion of the investment portfolio.
Q	Did the Fund have any exposure to derivatives during the 12-month period ended October 31, 2023? If so, how did the use of derivatives affect the Fund’s performance?
A	We used derivatives across a broad spectrum of asset classes as part of our efforts to establish specific market and issuer exposure for the Fund, and to attempt to manage portfolio risk. The derivative instruments in which we invested the Fund during the 12-month period included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts; and options on both indices and individual securities. We view derivatives as an efficient way to help manage the Fund’s allocations without having to make material changes to its core portfolio holdings. Since we have used derivatives to seek to achieve the Fund’s risk and return objectives, we believe they should be evaluated in the context of the entire portfolio, rather than as a standalone strategy.
Our use of derivatives, particularly those related to the Japanese bond market, was a meaningful detractor from the Fund’s performance during the 12-month period. Certain derivatives
6Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

holdings related to Chinese stocks denominated in the euro also detracted from the Fund’s relative returns.
Q	How would you characterize your broader thinking as of October 31, 2023, and how was the Fund positioned as of this date?
A	The Fund held roughly 80% of its invested assets in equities (including REITs and excluding hedges and options positions) at the close of the 12-month period. Within the portfolio’s equity allocation, approximately 43.5% of the holdings were in companies domiciled in North America (as a percentage of total net assets), 43.0% were domiciled in the developed international markets, and 7.0% were domiciled in the emerging markets. We have focused the Fund’s fixed-income portfolio on US Treasury bonds, but also have included modest allocations to convertible securities and the credit-oriented sectors. The remainder of the Fund’s investments as of period-end were allocated to cash and cash equivalents.
The macroeconomic backdrop has grown increasingly challenging over the course of the past 12 months. We believe a “soft landing” for the world economy – in which economic growth slows but remains positive while inflation is brought under control – has become increasingly unlikely, while the risk of a recession has grown. Slowing economic data has become more evident in Europe, and while data has been somewhat mixed in the United States, higher interest rates have caused a drag on industrial production. However, other parts of the economy, including the housing sector, have remained robust. We believe current conditions have increased the odds that interest rates will remain elevated for an extended period, a scenario we believe is not yet fully reflected in equity prices.
Given those challenges, we have maintained a cautious stance at the close of the period. Stock market performance over the past year has derived mainly from a small number of big-tech stocks supported by the market’s excitement surrounding the potential of artificial intelligence. Believing that rally was unsustainable, we have maintained portfolio underweights to mega-cap growth
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/237

stocks with excessive valuations and lower dividends**. We also gradually sought to decrease portfolio risk over the course of the period by reducing the Fund’s equity exposures and increasing its allocations to cash and US Treasuries.
In the Fund’s equity portfolio, we have continued to favor investments in companies that we view as good stewards of capital, as evidenced by dividend payments and share buybacks. The allocation to equities remains tilted in favor of European stocks, particularly shares of banks and insurance companies that we believe may benefit from higher interest rates, and that offer compelling relative valuations. We also see a potential opportunity in mortgage REITs, given that book values have been expanding and the dividends paid by REITs in that sector have remained attractive. The Fund continues to have a sizable allocation to the health care sector, where we believe the demand outlook is supported by the rising global standard of living, the aging world population, and technological advancements, among other factors. The Fund also holds a meaningful allocation to Asian stocks, with an emphasis on what we regard to be longer-term growth opportunities in Singapore, Japan, and China.
**	Dividends are not guaranteed.
8Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Please refer to the Schedule of Investments on pages 21 - 28 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
All investments are subject to risk, including the possible loss of principal. The Fund has the ability to invest in a wide variety of securities and asset classes, which will increase the Fund’s potential risk exposure.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magniﬁed losses if an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options, futures, inverse ﬂoating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
The Fund may invest in credit default swaps, a type of derivative, which may in some cases be illiquid, and increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/239

the occurrence of a trigger event that leads to physical or economic loss. ILS may expose the Fund to issuer (credit) default, liquidity, and other risks.
The Fund may invest in inﬂation-linked securities. As inﬂationary expectations increase, inﬂation-linked securities may become more attractive, because they protect future interest payments against inﬂation. Conversely, as inﬂationary concerns decrease, inﬂation-linked securities will become less attractive and less valuable.
The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Fund may invest in securities that provide exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
Investments in equity securities are subject to price ﬂuctuation.
Investments in small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.
International investments are subject to special risks, including currency ﬂuctuations, social, economic and political uncertainties, which could increase volatility. These risks are magniﬁed in emerging markets.
Investments in ﬁxed-income securities involve interest rate, credit, inﬂation, and reinvestment risks. As interest rates rise, the value of ﬁxed-income securities falls.
Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to reﬁnance their mortgages.
The Fund may invest in mortgage-backed securities, which during times of ﬂuctuating interest rates may increase or decrease more than other ﬁxed-income securities. Mortgage-backed securities are also subject to pre-payments.
High-yield bonds possess greater price volatility, illiquidity, and possibility of default.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. Please see the prospectus for a more complete discussion of the Fund’s risks.
10Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors inﬂuencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2311

Portfolio Summary  |  10/31/23
Sector Distribution

(As a percentage of total investments)*
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Notes, 4.25%, 9/30/24	4.37%
2.	Eurobank Ergasias Services and Holdings S.A.	2.97
3.	AXA S.A.	2.87
4.	LVMH Moet Hennessy Louis Vuitton SE	2.70
5.	UnitedHealth Group, Inc.	2.63
6.	Palo Alto Networks, Inc.	2.54
7.	Sumitomo Mitsui Financial Group, Inc.	2.26
8.	U.S. Treasury Notes, 3.00%, 8/15/52	2.20
9.	ASR Nederland NV	2.05
10.	AIA Group, Ltd.	1.98
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†  Amount rounds to less than 0.1%.
12Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Prices and Distributions  |  10/31/23
Net Asset Value per Share
Class	10/31/23	10/31/22
A	$11.05	$11.36
C	$10.76	$11.09
K	$11.05	$11.35
R	$10.85	$11.18
Y	$11.11	$11.41

Distributions per Share: 11/1/22 - 10/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Tax Return of Capital
A	$0.2895	$—	$—	$0.0107
C	$0.2233	$—	$—	$0.0107
K	$0.3266	$—	$—	$0.0107
R	$0.2623	$—	$—	$0.0107
Y	$0.3239	$—	$—	$0.0107
Index Definitions
The Bloomberg U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14 – 18.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2313

Performance Update | 10/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	2.65%	2.17%	1.72%
5 Years	1.19	0.26	2.77
1 Year	-0.07	-4.60	0.88
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.27%	1.25%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

14Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Performance Update | 10/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of October 31, 2023)
Period	If Held	If Redeemed	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	1.86%	1.86%	1.72%
5 Years	0.42	0.42	2.77
1 Year	-0.86	-1.83	0.88
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
2.03%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2315

Performance Update | 10/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	2.82%	1.72%
5 Years	1.52	2.77
1 Year	0.35	0.88
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
0.94%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Performance Update | 10/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	1.93%	1.72%
5 Years	0.33	2.77
1 Year	-0.50	0.88
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.64%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2317

Performance Update | 10/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	BBG U.S. Treasury TIPS 1-10 Year Index
10 Years	2.95%	1.72%
5 Years	1.51	2.77
1 Year	0.33	0.88
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.03%	0.95%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on actual returns from May 1, 2023 through October 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$978.60	$974.80	$981.00	$976.40	$981.10
Expenses Paid During Period*	$5.98	$10.00	$4.49	$8.22	$4.49

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 2.01%, 0.90%, 1.65%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2023 through October 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$1,019.16	$1,015.07	$1,020.67	$1,016.89	$1,020.67
Expenses Paid During Period*	$6.11	$10.21	$4.58	$8.39	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 2.01%, 0.90%, 1.65%, and 0.90% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the one-half year period).
20Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Schedule of Investments  |  10/31/23
(Consolidated)
Shares		Value
	UNAFFILIATED ISSUERS — 97.4%
	Common Stocks — 79.6% of Net Assets
	Aerospace & Defense — 3.5%
9,148	Curtiss-Wright Corp.	$ 1,818,714
111,023	Leonardo S.p.A.	1,672,235
4,728	MTU Aero Engines AG	885,477
	Total Aerospace & Defense	$4,376,426

	Banks — 13.7%
38(a)	Bank for Foreign Trade of Vietnam JSC	$ 134
107,599	Bankinter S.A.	678,777
48,753	BAWAG Group AG (144A)	2,163,498
520,194	CaixaBank S.A.	2,110,850
64,200	DBS Group Holdings, Ltd.	1,540,350
2,172,188(a)	Eurobank Ergasias Services and Holdings S.A.	3,544,121
39,476	Hana Financial Group, Inc.	1,145,799
108,697	ING Groep NV	1,383,368
1,814,000	Postal Savings Bank of China Co., Ltd., Class H (144A)	827,575
56,800	Sumitomo Mitsui Financial Group, Inc.	2,705,565
17,852(a) +#	TCS Group Holding Plc (G.D.R.)	32,133
44,700	United Overseas Bank, Ltd.	882,149
	Total Banks	$17,014,319

	Beverages — 0.8%
124,755	Coca-Cola Femsa S.A.B de CV	$ 946,544
	Total Beverages	$946,544

	Capital Markets — 2.9%
25,773	Morgan Stanley	$ 1,825,244
19,162	Raymond James Financial, Inc.	1,828,821
	Total Capital Markets	$3,654,065

	Commercial Services & Supplies — 2.2%
8,105	Republic Services, Inc.	$ 1,203,512
9,400	Waste Management, Inc.	1,544,702
	Total Commercial Services & Supplies	$2,748,214

	Communications Equipment — 1.8%
43,405	Cisco Systems, Inc.	$ 2,262,703
	Total Communications Equipment	$2,262,703

	Construction & Engineering — 0.6%
6,974	Vinci S.A.	$ 770,978
	Total Construction & Engineering	$770,978

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2321

Schedule of Investments  |  10/31/23
(Consolidated) (continued)
Shares		Value
	Consumer Staples Distribution & Retail — 0.1%
23,507 +#	Magnit PJSC	$ 73,995
	Total Consumer Staples Distribution & Retail	$73,995

	Electric Utilities — 2.1%
4,495	Acciona S.A.	$ 565,983
36,009	Endesa S.A.	676,866
120,291	Iberdrola S.A.	1,336,439
	Total Electric Utilities	$2,579,288

	Electronic Equipment, Instruments & Components — 1.6%
5,100	Keyence Corp.	$ 1,956,556
	Total Electronic Equipment, Instruments & Components	$1,956,556

	Financial Services — 1.1%
562,398	M&G Plc	$ 1,354,829
	Total Financial Services	$1,354,829

	Food Products — 3.0%
21,124	Archer-Daniels-Midland Co.	$ 1,511,845
34,348	Mondelez International, Inc., Class A	2,274,181
	Total Food Products	$3,786,026

	Gas Utilities — 1.8%
488,986	Snam S.p.A.	$ 2,240,325
	Total Gas Utilities	$2,240,325

	Ground Transportation — 0.7%
30,037	CSX Corp.	$ 896,604
	Total Ground Transportation	$896,604

	Health Care Equipment & Supplies — 2.4%
6,882	EssilorLuxottica S.A.	$ 1,242,574
6,782(a)	Intuitive Surgical, Inc.	1,778,376
	Total Health Care Equipment & Supplies	$3,020,950

	Health Care Providers & Services — 4.3%
4,937	Elevance Health, Inc.	$ 2,222,094
5,876	UnitedHealth Group, Inc.	3,146,951
	Total Health Care Providers & Services	$5,369,045

	Hotels, Restaurants & Leisure — 1.1%
84,400	OPAP S.A.	$ 1,428,858
	Total Hotels, Restaurants & Leisure	$1,428,858

The accompanying notes are an integral part of these financial statements.
22Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Shares		Value
	Independent Power and Renewable Electricity Producers — 1.5%
50,159	RWE AG	$ 1,917,536
	Total Independent Power and Renewable Electricity Producers	$1,917,536

	Industrial REITs — 1.1%
743,200	CapitaLand Ascendas Real Estate Investment Trust	$ 1,411,328
	Total Industrial REITs	$1,411,328

	Insurance — 13.5%
273,000	AIA Group, Ltd.	$ 2,367,088
4,550	Allianz SE	1,063,491
65,616	ASR Nederland NV	2,443,876
444,302	Aviva Plc	2,147,147
115,972	AXA S.A.	3,430,357
158,500	Ping An Insurance Group Co. of China, Ltd., Class H	812,223
137,685	Poste Italiane S.p.A. (144A)	1,360,693
2,540	Swiss Life Holding AG	1,624,550
3,194	Zurich Insurance Group AG	1,511,940
	Total Insurance	$16,761,365

	Life Sciences Tools & Services — 1.6%
4,443	Thermo Fisher Scientific, Inc.	$ 1,976,113
	Total Life Sciences Tools & Services	$1,976,113

	Mortgage Real Estate Investment Trusts (REITs) — 5.1%
33,320	Blackstone Mortgage Trust, Inc., Class A	$ 664,734
80,842	BrightSpire Capital, Inc.	457,566
65,154	Ladder Capital Corp.	658,707
196,518	Redwood Trust, Inc.	1,234,133
232,100	Rithm Capital Corp.	2,165,493
62,624	Starwood Property Trust, Inc.	1,111,576
	Total Mortgage Real Estate Investment Trusts (REITs)	$6,292,209

	Oil, Gas & Consumable Fuels — 4.3%
45,047 +#	LUKOIL PJSC	$ 173,588
65,968	Marathon Oil Corp.	1,801,586
28,007	TotalEnergies SE	1,872,882
67,902	Woodside Energy Group, Ltd.	1,475,702
	Total Oil, Gas & Consumable Fuels	$5,323,758

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2323

Schedule of Investments  |  10/31/23
(Consolidated) (continued)
Shares		Value
	Passenger Airlines — 1.2%
18,513	Copa Holdings S.A., Class A	$ 1,511,586
	Total Passenger Airlines	$1,511,586

	Real Estate Management & Development — 0.1%
318(a)	KWG Living Group Holdings, Ltd.	$ 19
342,000	S-Enjoy Service Group Co., Ltd.	164,330
	Total Real Estate Management & Development	$164,349

	Retail REITs — 0.7%
536,400	Frasers Centrepoint Trust	$ 810,976
	Total Retail REITs	$810,976

	Software — 2.4%
12,501(a)	Palo Alto Networks, Inc.	$ 3,037,993
	Total Software	$3,037,993

	Textiles, Apparel & Luxury Goods — 3.6%
4,525	LVMH Moet Hennessy Louis Vuitton SE	$ 3,229,440
402,900(a)	Samsonite International S.A. (144A)	1,245,990
	Total Textiles, Apparel & Luxury Goods	$4,475,430

	Trading Companies & Distributors — 0.8%
6,441	Ferguson Plc	$ 967,438
	Total Trading Companies & Distributors	$967,438

	Total Common Stocks (Cost $92,684,675)	$99,129,806

Principal Amount USD ($)
	Convertible Corporate Bonds — 3.6% of Net Assets
	Internet — 0.9%
1,132,000(b)	PDD Holdings, Inc., 12/1/25	$ 1,125,773
	Total Internet	$1,125,773

	REITs — 2.7%
2,388,000	PennyMac Corp., 5.50%, 3/15/26	$ 2,170,120
1,386,000	Redwood Trust, Inc., 7.75%, 6/15/27	1,187,629
	Total REITs	$3,357,749

	Total Convertible Corporate Bonds (Cost $4,551,905)	$4,483,522

The accompanying notes are an integral part of these financial statements.
24Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Corporate Bonds — 4.7% of Net Assets
	Banks — 3.4%
800,000(c)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index + 110 bps), 12/13/29 (144A)	$ 650,145
EUR 800,000(c)(d)	ABN AMRO Bank NV, 4.75% (5 Year EUR Swap + 390 bps)	706,557
732,000(c)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	535,986
749,000(c)(d)	UBS Group AG, 3.875% (5 Year CMT Index + 310 bps) (144A)	609,407
743,000(c)(d)	UBS Group AG, 4.875% (5 Year CMT Index + 340 bps) (144A)	611,023
613,000(c)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	529,835
667,000(c)(d)	UBS Group AG, 5.125% (5 Year CMT Index + 486 bps)	592,042
	Total Banks	$4,234,995

	Coal — 0.7%
1,039,000	Teck Resources, Ltd., 6.125%, 10/1/35	$ 961,376
	Total Coal	$961,376

	Mining — 0.6%
752,000	Gold Fields Orogen Holdings BVI, Ltd., 6.125%, 5/15/29 (144A)	$ 715,700
	Total Mining	$715,700

	Total Corporate Bonds (Cost $6,313,360)	$5,912,071

Shares
	Preferred Stock — 0.0%† of Net Assets
	Real Estate Management & Development — 0.0%†
204(a)	Wheeler Real Estate Investment Trust, Inc.	$ 9,853
	Total Real Estate Management & Development	$9,853

	Total Preferred Stock (Cost $167,705)	$9,853

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2325

Schedule of Investments  |  10/31/23
(Consolidated) (continued)
Principal Amount USD ($)		Value
	Foreign Government Bonds — 1.7% of Net Assets
	Brazil — 0.8%
1,286,000	Brazilian Government International Bond, 5.000%, 1/27/45	$ 920,855
	Total Brazil	$920,855

	Mexico — 0.8%
MXN 20,346,000	Mexican Bonos, 7.500%, 6/3/27	$ 1,032,659
	Total Mexico	$1,032,659

	Russia — 0.1%
RUB 230,742,000(e)+#	Russian Federal Bond - OFZ, 8.150%, 2/3/27	$ 124,020
	Total Russia	$124,020

	Total Foreign Government Bonds (Cost $5,100,959)	$2,077,534

	U.S. Government and Agency Obligations — 6.3% of Net Assets
3,837,700	U.S. Treasury Notes, 3.000%, 8/15/52	$ 2,632,422
5,280,100	U.S. Treasury Notes, 4.250%, 9/30/24	5,223,174
	Total U.S. Government and Agency Obligations (Cost $8,517,905)	$7,855,596

Shares
	SHORT TERM INVESTMENTS — 1.5% of Net Assets
	Open-End Fund — 1.5%
1,935,481(f)(g)	Dreyfus Government Cash Management, Institutional Shares, 5.23%	$ 1,935,481
		$ 1,935,481

	TOTAL SHORT TERM INVESTMENTS (Cost $1,935,481)	$1,935,481

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.4% (Cost $119,271,990)	$121,403,863
	OTHER ASSETS AND LIABILITIES — 2.6%	$ 3,181,877
	net assets — 100.0%	$124,585,740

The accompanying notes are an integral part of these financial statements.
26Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

(G.D.R.)	Global Depositary Receipts.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
REIT	Real Estate Investment Trust.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $9,249,852, or 7.4% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2023.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security is in default.
(f)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2023.
(g)	All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
LUKOIL PJSC	8/11/2021	$3,941,439	$173,588
Magnit PJSC	12/1/2021	1,791,726	73,995
Russian Federal Bond - OFZ	10/7/2020	3,232,470	124,020
TCS Group Holding Plc (G.D.R.)	8/27/2021	1,517,792	32,133
Total Restricted Securities			$403,736
% of Net assets			0.3%
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR	— Euro
MXN	— Mexican Peso
RUB	— Russia Ruble
Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$10,140,539	$ 19,204,117
Other Long-Term Securities	$50,535,812	$133,915,348
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2327

Schedule of Investments  |  10/31/23
(Consolidated) (continued)
At October 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $120,431,814 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 17,856,070
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,884,021)
Net unrealized appreciation	$ 972,049
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$ 16,982,186	$ —	$ 32,133	$ 17,014,319
Consumer Staples Distribution & Retail	—	—	73,995	73,995
Oil, Gas & Consumable Fuels	5,150,170	—	173,588	5,323,758
All Other Common Stocks	76,717,734	—	—	76,717,734
Convertible Corporate Bonds	—	4,483,522	—	4,483,522
Corporate Bonds	—	5,912,071	—	5,912,071
Preferred Stock	—	9,853	—	9,853
Foreign Government Bonds
Russia	—	—	124,020	124,020
All Other Foreign Government Bonds	—	1,953,514	—	1,953,514
U.S. Government and Agency Obligations	—	7,855,596	—	7,855,596
Open-End Fund	1,935,481	—	—	1,935,481
Total Investments in Securities	$100,785,571	$20,214,556	$ 403,736	$121,403,863
Transfers are calculated on the beginning of period values. During the year ended October 31, 2023, a security valued at $1,766,357 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
28Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Statement of Assets and Liabilities  |  10/31/23
(Consolidated)
ASSETS:
Investments in unaffiliated issuers, at value (cost $119,271,990)	$121,403,863
Cash	2,267,036
Foreign currencies, at value (cost $113,159)	111,879
Receivables —
Investment securities sold	140,187
Fund shares sold	491
Dividends	845,938
Interest	254,912
Due from the Adviser	4,658
Other assets	31,978
Total assets	$ 125,060,942
LIABILITIES:
Payables —
Fund shares repurchased	$ 271,389
Trustees' fees	723
Professional fees	80,578
Transfer agent fees	24,464
Management fees	11,937
Administrative expenses	7,301
Distribution fees	3,402
Accrued expenses	75,408
Total liabilities	$ 475,202
NET ASSETS:
Paid-in capital	$149,602,431
Distributable earnings (loss)	(25,016,691)
Net assets	$124,585,740
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $60,496,244/5,472,604 shares)	$ 11.05
Class C (based on $9,562,977/888,636 shares)	$ 10.76
Class K (based on $8,289,283/750,437 shares)	$ 11.05
Class R (based on $207,191/19,089 shares)	$ 10.85
Class Y (based on $46,030,045/4,144,233 shares)	$ 11.11
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.05 net asset value per share/100%-4.50% maximum sales charge)	$ 11.57
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2329

Statement of Operations (Consolidated)
FOR THE YEAR ENDED 10/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $454,419)	$ 4,763,942
Interest from unaffiliated issuers (net of foreign taxes withheld $(17,605))	960,017
Total Investment Income		$ 5,723,959
EXPENSES:
Management fees	$ 1,216,605
Administrative expenses	82,166
Transfer agent fees
Class A	53,867
Class C	11,708
Class K	7
Class R	341
Class Y	50,983
Distribution fees
Class A	170,374
Class C	134,830
Class R	1,053
Shareowner communications expense	21,283
Custodian fees	10,125
Registration fees	71,797
Professional fees	274,308
Printing expense	40,478
Officers' and Trustees' fees	10,114
Insurance expense	5,611
Miscellaneous	53,972
Total expenses		$ 2,209,622
Less fees waived and expenses reimbursed by the Adviser		(306,257)
Net expenses		$ 1,903,365
Net investment income		$ 3,820,594
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $(64,079))	$(7,297,609)
Futures contracts	(2,425,807)
Swap contracts	(152,837)
Other assets and liabilities denominated in foreign currencies	(91,435)	$ (9,967,688)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $24,768)	$ 9,466,120
Futures contracts	(1,303,070)
Swap contracts	11,586
Other assets and liabilities denominated in foreign currencies	51,162	$ 8,225,798
Net realized and unrealized gain (loss) on investments		$(1,741,890)
Net increase in net assets resulting from operations		$ 2,078,704
The accompanying notes are an integral part of these financial statements.
30Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Statements of Changes in Net Assets (Consolidated)
	Year Ended 10/31/23	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 3,820,594	$ 8,509,749
Net realized gain (loss) on investments	(9,967,688)	(19,905,720)
Change in net unrealized appreciation (depreciation) on investments	8,225,798	(53,672,191)
Net increase (decrease) in net assets resulting from operations	$ 2,078,704	$ (65,068,162)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.29 and $0.34 per share, respectively)	$ (1,805,091)	$ (2,300,402)
Class C ($0.22 and $0.23 per share, respectively)	(311,161)	(452,816)
Class K ($0.33 and $0.38 per share, respectively)	(1,331,041)	(2,587,445)
Class R ($0.26 and $0.27 per share, respectively)	(4,866)	(4,944)
Class Y ($0.32 and $0.37 per share, respectively)	(1,944,387)	(2,831,302)
Tax return of capital
Class A ($0.01 and $— per share, respectively)	$ (54,111)	$ —
Class C ($0.01 and $— per share, respectively)	(9,328)	—
Class K ($0.01 and $— per share, respectively)	(39,900)	—
Class R ($0.01 and $— per share, respectively)	(146)	—
Class Y ($0.01 and $— per share, respectively)	(58,287)	—
Total distributions to shareowners	$ (5,558,318)	$ (8,176,909)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 8,872,290	$ 19,527,953
Reinvestment of distributions	4,925,965	7,285,152
Cost of shares repurchased	(106,317,077)	(89,894,458)
Net decrease in net assets resulting from Fund share transactions	$ (92,518,822)	$ (63,081,353)
Net decrease in net assets	$ (95,998,436)	$(136,326,424)
NET ASSETS:
Beginning of year	$ 220,584,176	$ 356,910,600
End of year	$ 124,585,740	$ 220,584,176
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2331

Statements of Changes in Net Assets (Consolidated)
(continued)
	Year Ended 10/31/23 Shares	Year Ended 10/31/23 Amount	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
Class A
Shares sold	482,879	$ 5,485,627	803,246	$ 10,401,633
Reinvestment of distributions	151,670	1,669,603	161,195	2,044,382
Less shares repurchased	(1,561,476)	(17,697,200)	(1,617,012)	(19,962,738)
Net decrease	(926,927)	$(10,541,970)	(652,571)	$ (7,516,723)
Class C
Shares sold	55,935	$ 613,577	54,152	$ 699,528
Reinvestment of distributions	28,040	300,411	33,823	427,780
Less shares repurchased	(657,515)	(7,277,306)	(917,272)	(11,523,140)
Net decrease	(573,540)	$ (6,363,318)	(829,297)	$(10,395,832)
Class K
Shares sold	6,227	$ 69,080	103,050	$ 1,287,420
Reinvestment of distributions	124,892	1,370,941	203,752	2,584,101
Less shares repurchased	(4,337,348)	(49,110,649)	(2,755,155)	(32,620,668)
Net decrease	(4,206,229)	$(47,670,628)	(2,448,353)	$(28,749,147)
Class R
Shares sold	2,974	$ 33,049	3,849	$ 47,524
Reinvestment of distributions	463	5,012	393	4,944
Less shares repurchased	(2,729)	(30,673)	(8,462)	(113,287)
Net increase (decrease)	708	$ 7,388	(4,220)	$ (60,819)
Class Y
Shares sold	235,060	$ 2,670,957	559,533	$ 7,091,848
Reinvestment of distributions	142,716	1,579,998	174,578	2,223,945
Less shares repurchased	(2,824,895)	(32,201,249)	(2,096,528)	(25,674,625)
Net decrease	(2,447,119)	$(27,950,294)	(1,362,417)	$(16,358,832)
The accompanying notes are an integral part of these financial statements.
32Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Financial Highlights (Consolidated)
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class A
Net asset value, beginning of period	$ 11.36	$ 14.45	$ 11.14	$ 12.04	$ 12.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25	$ 0.35	$ 0.19	$ 0.18	$ 0.13
Net realized and unrealized gain (loss) on investments	(0.26)	(3.10)	3.25	(0.80)	0.54
Net increase (decrease) from investment operations	$ (0.01)	$ (2.75)	$ 3.44	$ (0.62)	$ 0.67
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.25)	$ (0.13)	$ (0.28)	$ (0.11)
Net realized gain	—	(0.09)	—	—	(1.21)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.30)	$ (0.34)	$ (0.13)	$ (0.28)	$ (1.32)
Net increase (decrease) in net asset value	$ (0.31)	$ (3.09)	$ 3.31	$ (0.90)	$ (0.65)
Net asset value, end of period	$ 11.05	$ 11.36	$ 14.45	$ 11.14	$ 12.04
Total return (b)	(0.07)%	(19.31)%	31.00%	(5.28)%	5.85%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	2.20%	2.81%	1.37%	1.54%	1.12%
Portfolio turnover rate	37%	166%	215%	233%	168%
Net assets, end of period (in thousands)	$60,496	$72,680	$101,891	$79,089	$100,339
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.37%	1.22%	1.25%	1.27%	1.23%
Net investment income (loss) to average net assets	2.03%	2.79%	1.32%	1.47%	1.09%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2333

Financial Highlights (Consolidated) (continued)
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class C
Net asset value, beginning of period	$11.09	$ 14.10	$ 10.85	$ 11.75	$ 12.45
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.24	$ 0.06	$ 0.08	$ 0.04
Net realized and unrealized gain (loss) on investments	(0.25)	(3.02)	3.20	(0.77)	0.53
Net increase (decrease) from investment operations	$ (0.10)	$ (2.78)	$ 3.26	$ (0.69)	$ 0.57
Distributions to shareowners:
Net investment income	$ (0.22)	$ (0.14)	$ (0.01)	$ (0.21)	$ (0.06)
Net realized gain	—	(0.09)	—	—	(1.21)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.23)	$ (0.23)	$ (0.01)	$ (0.21)	$ (1.27)
Net increase (decrease) in net asset value	$ (0.33)	$ (3.01)	$ 3.25	$ (0.90)	$ (0.70)
Net asset value, end of period	$10.76	$ 11.09	$ 14.10	$ 10.85	$ 11.75
Total return (b)	(0.86)%	(19.91)%	30.04%	(6.01)%	5.03%
Ratio of net expenses to average net assets	2.01%	1.96%	1.99%	1.98%	1.97%
Ratio of net investment income (loss) to average net assets	1.34%	1.91%	0.48%	0.74%	0.37%
Portfolio turnover rate	37%	166%	215%	233%	168%
Net assets, end of period (in thousands)	$9,563	$16,209	$32,299	$48,426	$85,398
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.14%	1.98%	1.99%	2.01%	1.97%
Net investment income (loss) to average net assets	1.21%	1.89%	0.48%	0.71%	0.37%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
34Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class K
Net asset value, beginning of period	$11.35	$ 14.44	$ 11.14	$ 12.03	$ 12.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.26	$ 0.40	$ 0.23	$ 0.22	$ 0.17
Net realized and unrealized gain (loss) on investments	(0.22)	(3.11)	3.25	(0.80)	0.53
Net increase (decrease) from investment operations	$ 0.04	$ (2.71)	$ 3.48	$ (0.58)	$ 0.70
Distributions to shareowners:
Net investment income	$ (0.33)	$ (0.29)	$ (0.18)	$ (0.31)	$ (0.15)
Net realized gain	—	(0.09)	—	—	(1.21)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.34)	$ (0.38)	$ (0.18)	$ (0.31)	$ (1.36)
Net increase (decrease) in net asset value	$ (0.30)	$ (3.09)	$ 3.30	$ (0.89)	$ (0.66)
Net asset value, end of period	$11.05	$ 11.35	$ 14.44	$ 11.14	$ 12.03
Total return (b)	0.35%	(19.06)%	31.33%	(4.92)%	6.14%
Ratio of net expenses to average net assets	0.90%	0.87%	0.90%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets	2.24%	3.12%	1.63%	1.93%	1.48%
Portfolio turnover rate	37%	166%	215%	233%	168%
Net assets, end of period (in thousands)	$8,289	$56,280	$106,948	$104,316	$89,092
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.02%	0.89%	0.90%	0.93%	0.88%
Net investment income (loss) to average net assets	2.12%	3.10%	1.63%	1.91%	1.48%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2335

Financial Highlights (Consolidated) (continued)
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class R
Net asset value, beginning of period	$11.18	$ 14.20	$11.02	$11.75	$12.60
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.30	$ 0.09	$ 0.12	$ (0.05)(b)
Net realized and unrealized gain (loss) on investments	(0.26)	(3.05)	3.21	(0.81)	0.48
Net increase (decrease) from investment operations	$ (0.06)	$ (2.75)	$ 3.30	$ (0.69)	$ 0.43
Distributions to shareowners:
Net investment income	$ (0.26)	$ (0.18)	$ (0.12)	$ (0.04)	$ (0.07)
Net realized gain	—	(0.09)	—	—	(1.21)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.27)	$ (0.27)	$ (0.12)	$ (0.04)	$ (1.28)
Net increase (decrease) in net asset value	$ (0.33)	$ (3.02)	$ 3.18	$ (0.73)	$ (0.85)
Net asset value, end of period	$10.85	$ 11.18	$14.20	$11.02	$11.75
Total return (c)	(0.50)%	(19.60)%	30.10%	(5.90)%	3.73%
Ratio of net expenses to average net assets	1.65%	1.57%	1.93%	1.79%	2.91%
Ratio of net investment income (loss) to average net assets	1.80%	2.41%	0.68%	1.08%	(0.45)%
Portfolio turnover rate	37%	166%	215%	233%	168%
Net assets, end of period (in thousands)	$ 207	$ 205	$ 321	$ 187	$ 141
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.77%	1.59%	1.93%	1.82%	2.91%
Net investment income (loss) to average net assets	1.68%	2.39%	0.68%	1.05%	(0.45)%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
36Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class Y
Net asset value, beginning of period	$ 11.41	$ 14.52	$ 11.20	$ 12.09	$ 12.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.39	$ 0.23	$ 0.20	$ 0.17
Net realized and unrealized gain (loss) on investments	(0.25)	(3.13)	3.27	(0.78)	0.54
Net increase (decrease) from investment operations	$ 0.03	$ (2.74)	$ 3.50	$ (0.58)	$ 0.71
Distributions to shareowners:
Net investment income	$ (0.32)	$ (0.28)	$ (0.18)	$ (0.31)	$ (0.15)
Net realized gain	—	(0.09)	—	—	(1.21)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.33)	$ (0.37)	$ (0.18)	$ (0.31)	$ (1.36)
Net increase (decrease) in net asset value	$ (0.30)	$ (3.11)	$ 3.32	$ (0.89)	$ (0.65)
Net asset value, end of period	$ 11.11	$ 11.41	$ 14.52	$ 11.20	$ 12.09
Total return (b)	0.33%	(19.10)%	31.36%	(4.90)%	6.16%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	2.44%	3.09%	1.64%	1.75%	1.45%
Portfolio turnover rate	37%	166%	215%	233%	168%
Net assets, end of period (in thousands)	$46,030	$75,209	$115,451	$103,698	$212,426
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.12%	0.98%	0.99%	1.00%	0.97%
Net investment income (loss) to average net assets	2.22%	3.01%	1.55%	1.65%	1.69%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2337

Notes to Financial Statements  |  10/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Flexible Opportunities Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either pershare voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (the “Subsidiary”). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect
38Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

certain investments on behalf of the Fund. As of October 31, 2023, the Subsidiary represented $15,324, or approximately 0.01%, of the net assets of the Fund.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2339

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
40Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2341

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
42Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2023, the Fund reclassified $1,388,711 to increase distributable earnings and $1,388,711 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2023, the Fund was permitted to carry forward indefinitely $22,939,397 of short-term losses and $3,049,343 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$5,396,546	$6,045,538
Long-term capital gains	—	2,131,371
Tax return of capital	161,772	—
Total	$5,558,318	$8,176,909
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2343

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$ (25,988,740)
Net unrealized appreciation	972,049
Total	$(25,016,691)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on passive foreign investment companies, and amortization and accretion adjustments.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $2,036 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions,
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recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
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At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
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As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund’s investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes.
The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
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The Fund may invest in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent
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limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the
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premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended October 31, 2023 was $25,523. There were no open purchased options contracts at October 31, 2023.
I.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended October 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
There were no open forward foreign currency exchange contracts at October 31, 2023.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange.
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Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the year ended October 31, 2023 were $1,283,094 and $10,647,650, respectively. There were no open futures contracts outstanding at October 31, 2023.
K.	Total Return Swap Contracts
The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.
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The average notional value of total return swap buy protection and total return swap sell protection open during the year ended October 31, 2023 were $0 and $4,930, respectively. There were no open total return swap contracts outstanding at October 31, 2023.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $2 billion.
The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary’s average daily net assets and 0.65% of the Subsidiary’s average daily net assets over $2 billion. This fee is accrued daily and paid monthly.
During the year ended October 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2023 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $11,937 in management fees payable to the Adviser at October 31, 2023.
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3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended October 31, 2023, the Fund paid $10,114 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At October 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $723 and a payable for administrative expenses of $7,301, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$12,276
Class C	3,272
Class K	25
Class R	175
Class Y	5,535
Total	$21,283
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a
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0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $3,402 in distribution fees payable to the Distributor at October 31, 2023.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2023, CDSCs in the amount of $290 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended October 31, 2023, the Fund had no borrowings under the credit facility.
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7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2023, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ —	$ —	$ (1,209,470)	$ (1,216,337)	$ —
Options purchased*	(605,480)	—	—	(594,957)	—
Swap contracts	—	—	—	(152,837)	—
Total Value	$(605,480)	$—	$(1,209,470)	$(1,964,131)	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$ —	$ (155,129)	$ (1,147,941)	$ —
Options purchased**	598,293	—	—	474,528	—
Swap contracts	—	—	—	11,586	—
Total Value	$ 598,293	$—	$ (155,129)	$ (661,827)	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
8. Subsequent Event
The Board of Trustees of Pioneer Flexible Opportunities Fund has approved certain changes to the Fund's investment objective, strategies and portfolio management. As of January 1, 2024, the Fund will be renamed Pioneer Equity Premium Income Fund, the fund's investment objective will be total return, including high current income, and the fund's principal investment strategies will focus on investments in US equity securities and equity-related investments, including equity-linked notes (ELNs). On November 30, 2023, the Fund liquidated the Subsidiary.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Flexible Opportunities Fund:

Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer Flexible Opportunities Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the
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effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
December 22, 2023
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Additional Information (unaudited)
For the year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 15.89%.
For the fiscal year ended October 31, 2023, the Fund elected to pass through foreign tax credits of $350,612 and recognized foreign source income of $4,259,944.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Flexible Opportunities Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
60Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2361

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.
The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The
62Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2363

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
64Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23 65

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
66Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2367

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (73) Chairman of the Board and Trustee	Trustee since 2010. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
68Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2010. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2369

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2010. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
70Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2371

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)**,*** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
*** Mr. Taubes is retiring as a Trustee, effective February 1, 2024.
72Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

Fund Officers
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2010. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (61) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (47) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2010. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2010. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/2373

Fund Officers (continued)
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (53) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
**** Marco Pirondini has been appointed to serve as an Executive Vice President of the Fund, effective February 1, 2024.
74Pioneer Flexible Opportunities Fund | Annual Report | 10/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 24440-13-1223

Pioneer Floating Rate Fund
Annual Report  |  October 31, 2023

A: FLARX	C: FLRCX	Y: FLYRX

visit us: www.amundi.com/us

Pioneer Floating Rate Fund | Annual Report | 10/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Floating Rate Fund | Annual Report | 10/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Fund | Annual Report | 10/31/233

Portfolio Management Discussion  |  10/31/23
In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the 12-month period ended October 31, 2023. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended October 31, 2023?
A	Pioneer Floating Rate Fund’s Class A shares returned 9.50% at net asset value during the 12-month period ended October 31, 2023, while the Fund’s benchmark, the Morningstar Loan Syndications & Trading Association US Performing Loan Index (the Morningstar LSTA Index), returned 12.30%. During the same period, the average return of the 240 mutual funds in Morningstar’s Bank Loan Funds category was 10.44%.
Q	How would you describe the environment for fixed-income investors, including investors in bank loans, during the 12-month period ended October 31, 2023?
A	At the outset of the period, with inflation showing signs of modest easing, investors began to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish stance on monetary policy, despite another increase to the federal funds rate target range of 75 basis points (bps) in early November 2022 (a basis point is equal to 1/100th of a percentage point). In December 2022, however, after a solid start to the fourth quarter, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime put in place by the Fed, which led riskier assets (such as corporate bonds) to give back some of their gains from earlier in the quarter as the month progressed. In addition, the Fed implemented a more modest 50 bps increase to the federal funds rate target range at its December meeting, leaving the target range at 4.25% – 4.50% at the end of 2022, its highest level since the fall of 2007.
As inflation showed signs of moderating entering 2023, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from
4Pioneer Floating Rate Fund | Annual Report | 10/31/23

their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the Chinese government unwound its “Zero-COVID” policy eased concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-off, including growth stocks and corporate bonds, outperformed. On February 1, 2023, the Fed increased the federal funds rate target again, but this time by a comparatively moderate 25 bps, bringing the target range to 4.50% – 4.75%.
In March, however, the failure of a pair of regional US banks and the collapse of European lender Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate decreases in the federal funds rate target range by the Fed before the end of the calendar year. The prospect of easier monetary policy and a flight to safety spurred by the banking concerns drove Treasury yields sharply lower, supporting bond-market returns. At its March 23, 2023 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing.
With the unemployment rate hovering around record lows, in April the markets welcomed news of 2% first quarter gross domestic product (GDP) growth, driven by continued consumer strength. While high inflation and the strong labor market resulted in the Fed's Board survey of economic projections (the so-called "dots") indicating a terminal (ending) federal funds rate of 5.6%, markets were encouraged that the central bank was possibly nearing the end of its rate-hiking cycle. (The Fed's Board survey of economic projections is released four times a year and features the Federal Open Market Committee participants' projections for GDP growth, the unemployment rate, inflation, and the appropriate policy interest rate.) Meanwhile, corporate profits posted declines for both the first and second quarters of 2023, but investors embraced the very high percentage of earnings reports that came in above expectations.
Pioneer Floating Rate Fund | Annual Report | 10/31/235

The Fed increased the federal funds target range by 25 bps in early May, bringing the range to 5.00% ‒ 5.25%, before taking a pause at its June meeting. On July 26, 2023, the Fed once again raised the federal funds target range by 25 bps, then took another pause at its September meeting, leaving the range at 5.25% ‒ 5.50% as of period-end.
Through September and October, driven by the Fed’s “higher for longer” policy on interest rates and increasing concerns about both higher Treasury issuance and the US budget deficit, most asset classes sold off as US bond yields rose notably. In addition, weaker economic growth in China and Europe weighed on market sentiment. The yield on the 10-year Treasury ended October of 2023 at 4.93%, versus 4.10% 12 months earlier.
In the bank-loan market, loan issuance for the period was well below issuance levels of the prior 12 months, and mostly comprised refinancings of existing loans as merger-and-acquisition activity languished. The weaker loan issuance derived from a combination of higher interest rates and recession fears, as the asset class actually shrunk in size over the 12-month period, bucking a previous trend spanning roughly two decades. At the same time, collateralized loan obligation (CLO) issuance, although below 2022 levels, was sufficient to support demand for loans. Meanwhile, returns for the loan asset class received a boost during the period from increases in the SOFR reference rates (Secured Overnight Financing Rate), driven by the Fed’s rate hikes.
Despite some market volatility during the banking crisis of March and April, the loan asset class ultimately benefited from capital appreciation during the 12-month period, as the average loan price increased while spreads tightened. (Loan spreads represent the interest rates over and above the SOFR rate charged to borrowers by banks.) As a result, loans materially outperformed both high-yield and investment-grade corporate bonds for the 12-month period, despite continued outflows from the asset class driving by the threat of a recession.
6Pioneer Floating Rate Fund | Annual Report | 10/31/23

Q	What factors had the biggest effects on the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2023?
A	The Fund’s allocation across loan-ratings categories, which tilted toward higher-quality loans as compared to the Morningstar/LSTA Index, aided benchmark-relative performance during the period. However, while the Fund was underweight to lower-quality loans, selection results within the portfolio’s holdings of loans in the “B” ratings category detracted from relative returns. With regard to “CCC” loans, the Fund’s slight overweight to the category did not have a material impact on benchmark-relative performance, but selection results among holdings of CCCs detracted from relative returns.
In loan sector terms, an overweight to health care as well as security selection results within the sector weighed most heavily on the Fund’s benchmark-relative performance for the 12-month period. In particular, exposure to the loan for ScionHealth detracted from the Fund’s relative returns, as the long-term acute care provider continued to struggle with lower volumes and higher labor costs. Another detractor from the Fund’s benchmark-relative performance for the period was the portfolio’s underweight to the software sector, the largest industry segment within the Morningstar/LSTA Index. In addition, exposure to the loan for Loyalty Ventures hurt the Fund’s relative results, as the company, which provides technology for customer loyalty programs, filed for bankruptcy. Security selection results in the household products segment also detracted from the Fund’s relative performance, as loans for kitchenware provider Instant Brands suffered due to a post-COVID slump in demand as well as from supply-chain issues, which led to the structural subordination of some company assets. Elsewhere in the portfolio, exposure to loans for Lucky Bucks detracted from the Fund’s relative returns as the amusement-machine provider was subject to a regulatory action in Georgia, which adversely affected its cash flow.
On the positive side, security selection results within the entertainment sector proved additive for the Fund’s benchmark-relative returns, with contributions led by exposure to theater chain AMC, which benefited from an improved outlook for
Pioneer Floating Rate Fund | Annual Report | 10/31/237

theater attendance given a number of major movie releases. Positive selection results for the Fund within the machinery sector were led by a rebound in the loan price for Novae, a trailer manufacturer which saw improved demand driven by inventory restocking. An overweight to CentroMotion, a designer and manufacturer of highly engineered systems and solutions for industrial and transportation applications, also aided the Fund’s relative performance as the company successfully refinanced its term loan. Finally, the loan price for home remodeling company LHS Borrower benefited from improved market sentiment, providing a boost to the Fund’s benchmark-relative results.
We have typically maintained a modest out-of-benchmark allocation to high-yield corporate bonds in the Fund's portfolio, both through investments in individual securities and indexed vehicles, as part of our efforts to help improve the risk/reward and liquidity profile of the Fund, as well as to provide liquidity to meet redemption requests. The Fund’s high-yield allocation had a negative impact on relative returns, as the category underperformed bank loans for the 12-month period, due to the effects of rising interest rates on fixed-income assets. Exposure to insurance-linked securities (ILS) issued by insurers to help mitigate the cost of paying out catastrophe-related claims also detracted from the Fund’s benchmark-relative returns for the 12-month period. We invest the Fund in ILS as part of our efforts to help improve the Fund’s risk/reward profile, as performance for ILS has typically been uncorrelated to underlying economic fundamentals.
The Fund’s somewhat elevated cash position, which we maintained in order to be able to meet any unexpected large redemptions as the loan asset class continued to experience outflows, proved a headwind to benchmark-relative performance during the period. Finally, exposure to loan exchange-traded funds (ETFs) that invest primarily in senior loans, another aspect of our efforts to provide the Fund with liquidity, in lieu of holding cash, also detracted slightly from relative returns.
8Pioneer Floating Rate Fund | Annual Report | 10/31/23

Q	Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2023? If so, did the derivatives have any material effect on results?
A	Yes, as noted earlier, we invested the Fund in some index-based high-yield bond credit-default swap contracts, primarily as a way to help maintain liquidity to meet shareholder redemptions, and, to a lesser extent, to maintain credit exposure in the portfolio. The use of those derivatives detracted from the Fund’s relative performance as the high-yield market underperformed the loan market over the 12-month period. The Fund also had exposure to forward foreign currency exchange contracts during the period, which had a negligible effect on performance.
Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2023?
A	The Fund’s monthly distribution rate increased three times as the period progressed, reflecting increases in the SOFR reference rate to which most loan payments are tied.
Q	What is your investment outlook?
A	The default rate on loans for the 12-month period ended October 31, 2023 was 1.43% by loan volume, an increase over the 0.83% default rate of one year ago, but still well below the historical average of slightly under 3%. The default rate by number of issuers for the trailing 12 months was 1.85% versus 0.78% a year ago. The default rate for loans for the 12-month period ended October 31, 2023 compared favorably to the default rate for high-yield corporate bonds. While recovery rates for defaulted loans have been below historical norms in recent years, they slightly improved over the 12-month period, albeit based on a small sample size.
With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, most investors now expect the federal funds rate target range to remain “higher for longer.” As such, we believe financial conditions could continue to become more restrictive, and that the likelihood of recession has risen as banks have tightened
*	Distributions are not guaranteed.
Pioneer Floating Rate Fund | Annual Report | 10/31/239

lending standards and as the Fed keeps interest rates at a higher level. As a result, we expect to maintain a relatively defensive posture in the Fund, with a material underweight versus the benchmark to “B3” loans, which have the lowest interest-coverage ratios. We believe such loans could also be more susceptible to default if economic conditions become recessionary over the next year. By contrast, we think higher-quality loans could continue to perform well if a recession materializes, given their higher interest-coverage ratios relative to the pre-pandemic era.
Should there be a recession, we anticipate some borrowers will end up in trouble, leading to increased defaults. However, we do not expect a deep recession, such as during the Global Financial Crisis (GFC) of 2007-2008. In our view, the economy may experience a downswing in the first half of 2024. That could lead to loan defaults rising above the long-term rate of 3%, but default rates are still anticipated to be lower than the rates seen during the GFC and pandemic. It is worth noting that the loan asset class continued to experience positive returns even as defaults peaked during those periods. We expect to see higher loan coupons resulting from higher-for-longer reference rates, which could more than offset default losses over the next 12 months, thus supporting positive returns for bank loans.
In addition, we believe any tightening of spreads in the investment-grade arena could provide a positive catalyst for CLO creation and help alleviate some of the technical pressures on loan demand. With loan prices in aggregate trading below their long-term averages, any semblance of a “soft landing” for the economy – in which economic growth slows but remains positive while inflation is brought under control – could bode well for capital appreciation for the loan asset class. By contrast, we think any material widening in credit spreads could put pressure on CLOs with older, stressed loans approaching a large maturity wall in 2025. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
10Pioneer Floating Rate Fund | Annual Report | 10/31/23

Please refer to the Schedule of Investments on pages 20  - 47  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Floating rate investments are debt securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates.
Unlike fixed-rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.
Pioneer Floating Rate Fund | Annual Report | 10/31/2311

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
12Pioneer Floating Rate Fund | Annual Report | 10/31/23

Portfolio Summary  |  10/31/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Bills, 11/21/23	3.17%
2.	Invesco Senior Loan ETF	2.94
3.	First Brands Group LLC, First Lien 2021 Term Loan, Term Loan, 10.881% (Term SOFR + 500 bps), 3/30/27	1.41
4.	Garda World Security Corp., Term B-2 Loan, Term Loan, 9.746% (Term SOFR + 425 bps), 10/30/26	1.11
5.	SPDR Blackstone Senior Loan ETF	1.10
6.	Altice France S.A., USD TLB-[14] Loan, 10.894% (Term SOFR + 550 bps), 8/15/28	0.91
7.	Novae LLC, Tranche B Term Loan, 10.439% (Term SOFR + 500 bps), 12/22/28	0.89
8.	Hilton Grand Vacations Borrower LLC, Initial Term Loan, Term Loan, 8.189% (Term SOFR + 275 bps), 8/2/28	0.87
9.	Radiate Holdco LLC, Amendment No. 6 Term Loan B, Term Loan, 8.689% (Term SOFR + 325 bps), 9/25/26	0.86
10.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	0.85
*   Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
†  Amount rounds to less than 0.1%.
Pioneer Floating Rate Fund | Annual Report | 10/31/2313

Prices and Distributions  |  10/31/23
Net Asset Value per Share
Class	10/31/23	10/31/22
A	$6.00	$6.00
C	$6.05	$6.05
Y	$6.06	$6.05

Distributions per Share: 11/1/22 - 10/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.5482	$—	$—
C	$0.5060	$—	$—
Y	$0.5712	$—	$—
Index Definitions
The Morningstar LSTA US Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15 - 17.
14Pioneer Floating Rate Fund | Annual Report | 10/31/23

Performance Update | 10/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Morningstar LSTA US Performing Loan Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Morningstar LSTA US Performing Loan Index
10 Years	2.84%	2.36%	4.47%
5 Years	2.71	1.76	4.64
1 Year	9.50	4.61	12.30
Expense Ratio Per prospectus dated March 1, 2023
Gross	Net
1.24%	1.07%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Floating Rate Fund | Annual Report | 10/31/2315

Performance Update | 10/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund  during the periods shown, compared to that of the Morningstar LSTA US Performing Loan Index.
Average Annual Total Returns (As of October 31, 2023)
Period	If Held	If Redeemed	Morningstar LSTA US Performing Loan Index
10 Years	2.14%	2.14%	4.47%
5 Years	2.07	2.07	4.64
1 Year	8.66	7.66	12.30
Expense Ratio Per prospectus dated March 1, 2023
Gross
1.81%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Floating Rate Fund | Annual Report | 10/31/23

Performance Update | 10/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Morningstar LSTA US Performing Loan Index.
Average Annual Total Returns (As of October 31, 2023)
Period	Net Asset Value (NAV)	Morningstar LSTA US Performing Loan Index
10 Years	3.25%	4.47%
5 Years	3.18	4.64
1 Year	10.00	12.30
Expense Ratio Per prospectus dated March 1, 2023
Gross	Net
0.84%	0.77%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Floating Rate Fund | Annual Report | 10/31/2317

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on actual returns from May 1, 2023 through October 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 5/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$1,046.70	$1,042.70	$1,046.50
Expenses Paid During Period*	$5.42	$9.42	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.83%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
18Pioneer Floating Rate Fund | Annual Report | 10/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2023 through October 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 5/1/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 10/31/23	$1,019.91	$1,015.98	$1,021.42
Expenses Paid During Period*	$5.35	$9.30	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.83%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
Pioneer Floating Rate Fund | Annual Report | 10/31/2319

Schedule of Investments  |  10/31/23
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 103.1%
	Senior Secured Floating Rate Loan Interests — 84.9% of Net Assets*(a)
	Advanced Materials — 1.1%
1,547,304	Gemini HDPE LLC, 2027 Advance, 8.645% (Term SOFR + 300 bps), 12/31/27	$ 1,544,887
1,794,883	Groupe Solmax, Inc., Initial Term Loan, 10.401% (Term SOFR + 475 bps), 5/29/28	1,681,357
	Total Advanced Materials	$3,226,244

	Advertising Sales — 0.7%
1,929,837	Clear Channel Outdoor Holdings, Inc., Term B Loan, 9.145% (Term SOFR + 350 bps), 8/21/26	$ 1,859,278
	Total Advertising Sales	$1,859,278

	Advertising Services — 0.5%
1,470,000	Dotdash Meredith, Inc., Term Loan B, 9.415% (Term SOFR + 400 bps), 12/1/28	$ 1,396,500
	Total Advertising Services	$1,396,500

	Aerospace & Defense — 2.0%
1,268,750	ADS Tactical, Inc., Initial Term Loan, 11.189% (Term SOFR + 575 bps), 3/19/26	$ 1,243,375
1,786,500	Propulsion (BC) Newco LLC, Initial Term Loan, 9.14% (Term SOFR + 375 bps), 9/14/29	1,780,917
495,000	Spirit Aerosystems, Inc., 2022 Refinancing Term Loan, 9.633% (Term SOFR + 425 bps), 1/15/27	493,917
2,236,603	WP CPP Holdings LLC, First Lien Initial Term Loan, 9.29% (Term SOFR + 375 bps), 4/30/25	2,156,086
	Total Aerospace & Defense	$5,674,295

	Airlines — 0.8%
697,500	AAdvantage Loyality IP, Ltd. (American Airlines, Inc.), Initial Term Loan, 10.427% (Term SOFR + 475 bps), 4/20/28	$ 708,280
1,148,400	American Airlines, Inc., Seventh Amendment Extended Term Loan, 8.543% (Term SOFR + 275 bps), 2/15/28	1,136,133
375,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 10.798% (Term SOFR + 525 bps), 6/21/27	386,875
	Total Airlines	$2,231,288

The accompanying notes are an integral part of these financial statements.
20Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Airport Development & Maintenance — 0.3%
967,539	Apple Bidco LLC, First Lien Initial Term Loan, 8.189% (Term SOFR + 275 bps), 9/22/28	$ 950,381
	Total Airport Development & Maintenance	$950,381

	Apparel Manufacturers — 0.5%
1,481,625(b)	Hanesbrands Inc., Initial Tranche B Term Loan, 3/8/30	$ 1,464,957
	Total Apparel Manufacturers	$1,464,957

	Appliances — 0.3%
891,148	Osmosis Buyer Limited (AI Aqua Merger Sub, Inc.), 2022 Refinancing Term B Loan, 9.082% (Term SOFR + 375 bps), 7/31/28	$ 874,811
	Total Appliances	$874,811

	Applications Software — 1.2%
937,913	Central Parent LLC, First Lien 2023 Refinancing Term Loan, 9.406% (Term SOFR + 400 bps), 7/6/29	$ 933,916
733,775	EP Purchaser LLC, First Lien Closing Date Term Loan, 9.152% (Term SOFR + 350 bps), 11/6/28	716,119
1,744,552(c)	Loyalty Ventures, Inc., Term B Loan, 9.936% (LIBOR + 650 bps), 11/3/27	218,069
1,715,000	RealPage, Inc., First Lien Initial Term Loan, 8.439% (Term SOFR + 300 bps), 4/24/28	1,677,387
	Total Applications Software	$3,545,491

	Athletic Equipment — 0.1%
340,000	Recess Holdings, Inc., First Lien Term Loan, 9.383% (Term SOFR + 400 bps), 3/29/27	$ 339,362
	Total Athletic Equipment	$339,362

	Auction House & Art Dealer — 0.5%
1,466,250	Sotheby's, 2021 Second Refinancing Term Loan, 10.155% (Term SOFR + 450 bps), 1/15/27	$ 1,424,095
	Total Auction House & Art Dealer	$1,424,095

	Auto Parts & Equipment — 2.4%
444,500	Adient US LLC, Term B-1 Loan, 8.688% (Term SOFR + 325 bps), 4/10/28	$ 445,016
4,037,831	First Brands Group LLC, First Lien 2021 Term Loan, 10.881% (Term SOFR + 500 bps), 3/30/27	3,990,722
2,040,230	IXS Holdings, Inc., Initial Term Loan, 9.851% (Term SOFR + 425 bps), 3/5/27	1,669,801
835,576	TI Group Automotive Systems LLC, Refinancing US Term Loan, 8.689% (Term SOFR + 325 bps), 12/16/26	835,750
	Total Auto Parts & Equipment	$6,941,289

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2321

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Auto-Truck Trailers — 1.1%
775,364	American Trailer World Corp., First Lien Initial Term Loan, 9.174% (Term SOFR + 375 bps), 3/3/28	$ 729,488
2,708,750	Novae LLC, Tranche B Term Loan, 10.439% (Term SOFR + 500 bps), 12/22/28	2,532,681
	Total Auto-Truck Trailers	$3,262,169

	Beverages — 0.4%
658,333	Naked Juice LLC, First Lien Initial Term Loan, 8.74% (Term SOFR + 325 bps), 1/24/29	$ 607,724
643,633	Pegasus BidCo BV, Initial Dollar Term Loan, 9.615% (Term SOFR + 425 bps), 7/12/29	640,414
	Total Beverages	$1,248,138

	Broadcast Service & Programing — 0.5%
1,477,500	Univision Communications, Inc., First Lien Initial Term Loan, 8.689% (Term SOFR + 325 bps), 1/31/29	$ 1,457,184
	Total Broadcast Service & Programing	$1,457,184

	Building & Construction — 0.3%
732,331	Service Logic Acquisition, Inc., First Lien Closing Date Initial Term Loan, 9.645% (Term SOFR + 400 bps), 10/29/27	$ 730,500
	Total Building & Construction	$730,500

	Building & Construction Products — 0.9%
1,452,576	Cornerstone Building Brands, Inc., Tranche B Term Loan, 8.685% (Term SOFR + 325 bps), 4/12/28	$ 1,385,093
1,332,693	CP Atlas Buyer, Inc., Term B Loan, 9.174% (Term SOFR + 375 bps), 11/23/27	1,236,905
	Total Building & Construction Products	$2,621,998

	Building Production — 1.1%
982,500	Chariot Buyer LLC., First Lien Initial Term Loan, 8.674% (Term SOFR + 325 bps), 11/3/28	$ 955,788
1,246,875	Koppers, Inc., Term Loan B, 8.95% (Term SOFR + 350 bps), 4/10/30	1,251,551
6,172	MI Windows & Doors, LLC, Term B-1 Loan, 8.924% (Term SOFR + 350 bps), 12/18/27	6,179
829,185	Vector WP MidCo, Inc. (Vector Canada Acquisition ULC), Initial Term B Loan, 10.441% (Term SOFR + 500 bps), 10/12/28	822,448
	Total Building Production	$3,035,966

The accompanying notes are an integral part of these financial statements.
22Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Building-Air & Heating — 0.2%
500,917	Emerald Borrower LP, Initial Term Loan B, 8.324% (Term SOFR + 300 bps), 5/31/30	$ 500,604
	Total Building-Air & Heating	$500,604

	Building-Heavy Construction — 0.3%
980,000	Osmose Utilities Services, Inc., First Lien Initial Term Loan, 8.689% (Term SOFR + 325 bps), 6/23/28	$ 962,115
	Total Building-Heavy Construction	$962,115

	Building-Maintenance & Service — 0.3%
735,000	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.689% (Term SOFR + 525 bps), 6/29/28	$ 725,812
	Total Building-Maintenance & Service	$725,812

	Cable & Satellite Television — 2.8%
2,891,521	Altice France S.A., USD TLB-[14] Loan, 10.894% (Term SOFR + 550 bps), 8/15/28	$ 2,574,355
802,697	Charter Communications Operating LLC, Term B-2 Loan, 7.133% (Term SOFR + 175 bps), 2/1/27	801,602
498,743(b)	CSC Holdings LLC (fka CSC Holdings Inc. (Cablevision)), 2022 Refinancing Term Loan, 1/18/28	466,533
738,000	DIRECTV Financing LLC, Closing Date Term Loan, 10.438% (Term SOFR + 500 bps), 8/2/27	719,154
2,949,962	Radiate Holdco LLC, Amendment No. 6 Term Loan B, 8.689% (Term SOFR + 325 bps), 9/25/26	2,448,009
1,045,876	Virgin Media Bristol LLC, N Facility, 7.949% (Term SOFR + 250 bps), 1/31/28	1,018,059
	Total Cable & Satellite Television	$8,027,712

	Casino Hotels — 0.8%
2,216,250	Century Casinos, Inc., Term B Facility Loan, 11.414% (Term SOFR + 600 bps), 4/2/29	$ 2,148,838
	Total Casino Hotels	$2,148,838

	Casino Services — 0.4%
879,542	Everi Holdings, Inc., Term B Loan, 7.939% (Term SOFR + 250 bps), 8/3/28	$ 880,152
91,321	Lucky Bucks LLC, Priority First Out Exit Term Loan, 12.965% (Term SOFR + 750 bps), 10/2/28	88,582
161,587	Lucky Bucks LLC, Priority Second Out Term Loan, 12.964% (Term SOFR + 750 bps), 10/2/29	141,389
	Total Casino Services	$1,110,123

	Cellular Telecom — 1.2%
929,509	CCI Buyer, Inc., First Lien Initial Term Loan, 9.39% (Term SOFR + 400 bps), 12/17/27	$ 911,616
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2323

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Cellular Telecom — (continued)
1,459,134	Gogo Intermediate Holdings LLC, Initial Term Loan, 9.188% (Term SOFR + 375 bps), 4/30/28	$ 1,459,589
1,346,427	Xplore Inc., First Lien Refinancing Term Loan, 9.652% (Term SOFR + 400 bps), 10/2/28	920,740
	Total Cellular Telecom	$3,291,945

	Chemicals-Diversified — 1.1%
698,250	Ineos US Finance LLC, 2030 Dollar Term Loan, 8.924% (Term SOFR + 350 bps), 2/18/30	$ 685,532
1,261,719(b)	LSF11 A5 Holdco LLC, Fourth Amendment Incremental Term Loan, 10/15/28	1,240,032
763,375	LSF11 A5 HoldCo LLC, Term Loan, 8.939% (Term SOFR + 350 bps), 10/15/28	744,482
373,125	Momentive Performance Materials Inc., Initial Term Loan, 9.824% (Term SOFR + 450 bps), 3/29/28	356,334
	Total Chemicals-Diversified	$3,026,380

	Chemicals-Specialty — 1.5%
448,875	Ineos Quattro Holdings UK Limited, 2030 Tranche B Dollar Term Loan, 9.174% (Term SOFR + 375 bps), 3/14/30	$ 441,300
1,955,000	Mativ Holdings, Inc., Term B Loan, 9.189% (Term SOFR + 375 bps), 4/20/28	1,930,563
598,500	Nouryon Finance B.V., 2023 Term Loan, 9.419% (Term SOFR + 400 bps), 4/3/28	585,532
249,375	Nouryon Finance B.V., Extended Dollar Term Loan, 9.434% (Term SOFR + 400 bps), 4/3/28	244,138
1,069,528	Olympus Water US Holding Corp., Initial Dollar Term Loan, 9.402% (Term SOFR + 375 bps), 11/9/28	1,044,930
	Total Chemicals-Specialty	$4,246,463

	Commercial Services — 1.0%
982,500	AEA International Holdings (Luxembourg) S.a.r.l., First Lien Initial Term Loan, 9.402% (Term SOFR + 375 bps), 9/7/28	$ 980,044
1,024,658	CoreLogic, Inc. (fka First American Corporation), First Lien Initial Term Loan, 8.938% (Term SOFR + 350 bps), 6/2/28	934,231
911,125	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 8.939% (Term SOFR + 350 bps), 12/15/28	892,414
	Total Commercial Services	$2,806,689

The accompanying notes are an integral part of these financial statements.
24Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Computer Data Security — 0.9%
2,156,000	Magenta Buyer LLC, First Lien Initial Term Loan, 10.645% (Term SOFR + 500 bps), 7/27/28	$ 1,509,200
1,138,760	Precisely Software, Inc., First Lien Third Amendment Term Loan, 9.64% (Term SOFR + 400 bps), 4/24/28	1,088,227
	Total Computer Data Security	$2,597,427

	Computer Services — 0.9%
879,750	Ahead DB Holdings LLC, First Lien Term B Loan, 9.24% (Term SOFR + 375 bps), 10/18/27	$ 874,094
1,193,921	MAG DS Corp., Initial Term Loan, 10.99% (Term SOFR + 550 bps), 4/1/27	1,098,407
488,750	Maximus, Inc., Tranche B Term Loan, 7.424% (Term SOFR + 200 bps), 5/28/28	489,666
	Total Computer Services	$2,462,167

	Computer Software — 1.1%
1,379,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 9.189% (Term SOFR + 375 bps), 10/16/28	$ 1,305,309
1,703,602	Help/Systems Holdings, Inc., Term Loan, 9.483% (Term SOFR + 400 bps), 11/19/26	1,611,502
705,745	Rackspace Technology Global, Inc., First Lien 2021 Term B Loan, 8.206% (Term SOFR + 275 bps), 2/15/28	318,115
	Total Computer Software	$3,234,926

	Computers-Integrated Systems — 0.7%
1,284,028(b)	Atlas CC Acquisition Corp., First Lien Term B Loan, 5/25/28	$ 1,197,357
261,158(b)	Atlas CC Acquisition Corp., First Lien Term C Loan, 5/25/28	243,530
680,000	NCR Atleos LLC, Term Loan B, 10.176% (Term SOFR + 475 bps), 3/27/29	652,941
	Total Computers-Integrated Systems	$2,093,828

	Consulting Services — 0.7%
1,899,691	Ankura Consulting Group LLC, First Lien Closing Date Term Loan, 9.939% (Term SOFR + 450 bps), 3/17/28	$ 1,880,694
	Total Consulting Services	$1,880,694

	Containers-Paper & Plastic — 0.5%
468,983	Pactiv Evergreen, Inc., Tranche B-2 U.S. Term Loan, 8.689% (Term SOFR + 325 bps), 2/5/26	$ 468,462
967,336	Pregis TopCo LLC, First Lien Initial Term Loan, 9.074% (Term SOFR + 375 bps), 7/31/26	959,251
	Total Containers-Paper & Plastic	$1,427,713

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2325

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Diagnostic Equipment — 0.9%
572,779	Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term Loan, 7.674% (Term SOFR + 225 bps), 11/8/27	$ 573,225
2,469,481	Curia Global, Inc., First Lien 2021 Term Loan, 9.233% (Term SOFR + 375 bps), 8/30/26	1,988,550
	Total Diagnostic Equipment	$2,561,775

	Dialysis Centers — 0.4%
2,057,151	U.S. Renal Care, Inc., Closing Date Term Loan, 10.439% (Term SOFR + 500 bps), 6/20/28	$ 1,272,004
	Total Dialysis Centers	$1,272,004

	Disposable Medical Products — 0.6%
1,723,750	Medline Borrower, LP, Initial Dollar Term Loan, 8.689% (Term SOFR + 325 bps), 10/23/28	$ 1,713,956
	Total Disposable Medical Products	$1,713,956

	Distribution & Wholesale — 1.5%
1,379,000	AIP RD Buyer Corp., First Lien Term Loan B, 9.574% (Term SOFR + 425 bps), 12/22/28	$ 1,370,381
865,567	Core & Main LP, Tranche B Term Loan, 7.926% (Term SOFR + 250 bps), 7/27/28	865,892
736,071	Patriot Container Corp. (aka Wastequip), First Lien Closing Date Term Loan, 9.182% (Term SOFR + 375 bps), 3/20/25	697,657
773,295	SRS Distribution, Inc., 2021 Reﬁnancing Term Loan, 8.938% (Term SOFR + 350 bps), 6/2/28	757,152
656,250	Windsor Holdings III LLC, Dollar Term B Loan, 9.815% (Term SOFR + 450 bps), 8/1/30	655,049
	Total Distribution & Wholesale	$4,346,131

	E-Commerce — 0.6%
1,114	CNT Holdings I Corp., First Lien Initial Term Loan, 8.926% (Term SOFR + 350 bps), 11/8/27	$ 1,110
1,231,281	TA TT Buyer LLC, First Lien Initial Term Loan, 10.39% (Term SOFR + 500 bps), 4/2/29	1,228,203
496,250	Uber Technologies, Inc., 2023 Refinancing Term Loan, 8.159% (Term SOFR + 275 bps), 3/3/30	496,622
	Total E-Commerce	$1,725,935

	Electric-Generation — 1.4%
585,680	Compass Power Generation, L.L.C., Tranche B-2 Term Loan, 9.688% (Term SOFR + 425 bps), 4/14/29	$ 583,728
1,478,185(b)	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 10/2/25	1,436,381
328,799	Generation Bridge Northeast LLC, Term Loan B, 9.574% (Term SOFR + 425 bps), 8/22/29	329,621
The accompanying notes are an integral part of these financial statements.
26Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Electric-Generation — (continued)
641,829	Hamilton Projects Acquiror LLC, Term Loan, 9.938% (Term SOFR + 450 bps), 6/17/27	$ 640,625
901,447	Vistra Operations Company LLC, 2018 Incremental Term Loan, 7.189% (Term SOFR + 175 bps), 12/31/25	902,104
	Total Electric-Generation	$3,892,459

	Electric-Integrated — 0.5%
869,946	Constellation Renewables LLC, Loan, 8.184% (Term SOFR + 250 bps), 12/15/27	$ 867,288
314,925	Talen Energy Supply, LLC, Initial Term Loan B, 9.876% (Term SOFR + 450 bps), 5/17/30	315,778
134,286	Talen Energy Supply, LLC, Initial Term Loan C, 9.876% (Term SOFR + 450 bps), 5/17/30	134,649
	Total Electric-Integrated	$1,317,715

	Electronic Composition — 1.2%
699,375	Atkore International, Inc., Initial Term Loan, 7.652% (Term SOFR + 200 bps), 5/26/28	$ 700,104
2,067,829	Energy Acquisition LP, First Lien Initial Term Loan, 9.772% (Term SOFR + 425 bps), 6/26/25	2,052,320
662,538	Natel Engineering Co., Inc., Initial Term Loan, 11.691% (Term SOFR + 625 bps), 4/30/26	576,408
	Total Electronic Composition	$3,328,832

	Energy-Alternate Sources — 0.3%
907,500	TerraForm Power Operating, LLC, Specified Refinancing Term Loan, 7.99% (Term SOFR + 250 bps), 5/21/29	$ 900,977
	Total Energy-Alternate Sources	$900,977

	Engines — 0.6%
200,000	Arcline FM Holdings LLC, Second Lien Term Loan, 13.902% (Term SOFR + 825 bps), 6/25/29	$ 194,000
1,629,000	LSF12 Badger Bidco, LLC, Term Loan B, 11.324% (Term SOFR + 600 bps), 8/30/30	1,626,964
	Total Engines	$1,820,964

	Enterprise Software & Services — 0.9%
770,386	First Advantage Holdings LLC, First Lien Term B-1 Loan, 8.189% (Term SOFR + 275 bps), 1/31/27	$ 771,589
442,337	Open Text Corp., 2023 Replacement Term Loan, 8.174% (Term SOFR + 275 bps), 1/31/30	442,811
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2327

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Enterprise Software & Services — (continued)
980,000	Project Alpha Intermediate Holding, Inc., Initial Term Loan, 10.075% (Term SOFR + 475 bps), 10/28/30	$ 953,226
392,872	Skopima Consilio Parent LLC, First Lien Initial Term Loan, 9.438% (Term SOFR + 400 bps), 5/12/28	381,156
	Total Enterprise Software & Services	$2,548,782

	Finance-Credit Card — 1.0%
1,800,250	Blackhawk Network Holdings, Inc., First Lien Term Loan, 8.172% (Term SOFR + 275 bps), 6/15/25	$ 1,788,773
977,520	FleetCor Technologies Operating Company LLC, Term B-4 Loan, 7.174% (Term SOFR + 175 bps), 4/28/28	976,665
	Total Finance-Credit Card	$2,765,438

	Finance-Investment Banker — 0.5%
487,528	Citadel Securities LP, 2023 Term Loan, 7.939% (Term SOFR + 250 bps), 7/29/30	$ 486,797
912,940	Hudson River Trading LLC, Term Loan, 8.438% (Term SOFR + 300 bps), 3/20/28	901,171
	Total Finance-Investment Banker	$1,387,968

	Finance-Leasing Company — 1.2%
1,219,838	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.939% (Term SOFR + 150 bps), 2/12/27	$ 1,219,768
792,640	Castlelake Aviation One Designated Activity Company, 2023 Incremental Term Loan, 8.421% (Term SOFR + 275 bps), 10/22/27	791,579
1,368,110	Fly Funding II S.a r.l., Replacement Loan, 7.38% (LIBOR + 175 bps), 8/11/25	1,303,695
	Total Finance-Leasing Company	$3,315,042

	Finance-Special Purpose Banks — 0.1%
204,052	Bank of Industry, Ltd., Facility, 11.67% (Term SOFR + 600 bps), 12/11/23	$ 204,154
	Total Finance-Special Purpose Banks	$204,154

	Food-Catering — 0.2%
448,875	Aramark Intermediate HoldCo. Corp., U.S. Term B-6 Loan, 7.939% (Term SOFR + 250 bps), 6/22/30	$ 449,623
	Total Food-Catering	$449,623

	Food-Dairy Products — 0.4%
1,018,500	Chobani LLC., 2020 New Term Loan, 8.939% (Term SOFR + 350 bps), 10/25/27	$ 1,018,182
	Total Food-Dairy Products	$1,018,182

The accompanying notes are an integral part of these financial statements.
28Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Footwear & Related Apparel — 0.5%
1,337,500	Crocs, Inc., 2023 Refinancing Term Loan, 8.54% (Term SOFR + 300 bps), 2/20/29	$ 1,341,772
	Total Footwear & Related Apparel	$1,341,772

	Gambling (Non-Hotel) — 1.1%
1,237,500	Flutter Entertainment plc, Third Amendment 2028-B Term Loan, 8.902% (Term SOFR + 325 bps), 7/22/28	$ 1,240,101
1,800,950	Light and Wonder International, Inc., Initial Term B Loan, 8.434% (Term SOFR + 300 bps), 4/14/29	1,801,273
	Total Gambling (Non-Hotel)	$3,041,374

	Golf — 0.2%
696,500	Topgolf Callaway Brands Corp , Intial Term Loan, 8.924% (Term SOFR + 350 bps), 3/15/30	$ 693,888
	Total Golf	$693,888

	Hazardous Waste Disposal — 0.1%
330,000	JFL-Tiger Acquisition Co., Inc., Initial Term Loan, 10.403% (Term SOFR + 500 bps), 10/17/30	$ 326,288
	Total Hazardous Waste Disposal	$326,288

	Hotels & Motels — 1.2%
2,457,387	Hilton Grand Vacations Borrower LLC, Initial Term Loan, 8.189% (Term SOFR + 275 bps), 8/2/28	$ 2,458,923
924,518(b)	Playa Resorts Holding B.V., 2022 Term Loan, 1/5/29	922,784
	Total Hotels & Motels	$3,381,707

	Independent Power Producer — 0.6%
684,519	Calpine Construction Finance Company LP, Refinancing Term Loan, 7.574% (Term SOFR + 225 bps), 7/31/30	$ 679,752
1,043,787	EFS Cogen Holdings I LLC, Term B Advance, 9.16% (Term SOFR + 350 bps), 10/1/27	1,041,829
	Total Independent Power Producer	$1,721,581

	Insurance Brokers — 0.2%
310,000	USI, Inc. , 2023 First Funding New Term Loan, 8.64% (Term SOFR + 325 bps), 9/27/30	$ 308,902
310,000(b)	USI, Inc., 2023 Second Funding New Term Loan, 9/27/30	308,902
	Total Insurance Brokers	$617,804

	Internet Content — 0.5%
1,348,750(b)	MH Sub I, LLC (Micro Holding Corp.), 2023 May Incremental First Lien Term Loan, 5/3/28	$ 1,291,176
	Total Internet Content	$1,291,176

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2329

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Internet Security — 0.1%
414,949	Gen Digital Inc., Initial Tranche B Term Loan, 7.424% (Term SOFR + 200 bps), 9/12/29	$ 411,837
	Total Internet Security	$411,837

	Investment Companies — 0.1%
340,000	GIP Pilot Acquisition Partners LP, Initial Term Loan, 8.388% (Term SOFR + 300 bps), 10/4/30	$ 340,000
	Total Investment Companies	$340,000

	Investment Management & Advisory Services — 1.8%
873,790	Allspring Buyer LLC, Initial Term Loan, 8.949% (Term SOFR + 325 bps), 11/1/28	$ 852,218
997,916	Edelman Financial Engines Center LLC, First Lien 2021 Initial Term Loan, 8.939% (Term SOFR + 350 bps), 4/7/28	982,479
495,000	Focus Financial Partners LLC, Tranche B-5 Term Loan, 8.574% (Term SOFR + 325 bps), 6/30/28	493,701
1,477,380	LHS Borrower LLC, Initial Term Loan, 10.174% (Term SOFR + 475 bps), 2/16/29	1,296,401
1,464,150	Russell Investments US Institutional Holdco, Inc., 2025 Term Loan, 8.827% (Term SOFR + 350 bps), 5/30/25	1,392,772
	Total Investment Management & Advisory Services	$5,017,571

	Lasers-System & Components — 0.4%
1,142,690	Coherent Corp., Initial Term B Loan, 8.189% (Term SOFR + 275 bps), 7/2/29	$ 1,141,797
	Total Lasers-Syst/Components	$1,141,797

	Machinery — 0.3%
985,000	Eagle Parent Corp., Initial Term Loan, 9.64% (Term SOFR + 425 bps), 4/2/29	$ 945,805
	Total Machinery	$945,805

	Medical Diagnostic Imaging — 0.6%
1,712,006	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Closing Date Term Loan, 10.74% (Term SOFR + 525 bps), 12/15/27	$ 1,619,986
	Total Medical Diagnostic Imaging	$1,619,986

	Medical Information Systems — 2.2%
1,980,771	athenahealth Group, Inc., Initial Term Loan, 8.577% (Term SOFR + 325 bps), 2/15/29	$ 1,920,110
488,750	Azalea TopCo, Inc., First Lien 2021 Term Loan, 9.434% (Term SOFR + 375 bps), 7/24/26	466,145
960,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 9.184% (Term SOFR + 350 bps), 7/24/26	913,200
The accompanying notes are an integral part of these financial statements.
30Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Medical Information Systems — (continued)
1,832,099	Gainwell Acquisition Corp., First Lien Term B Loan, 9.49% (Term SOFR + 400 bps), 10/1/27	$ 1,755,761
1,466,250	One Call Corp., First Lien Term B Loan, 11.14% (Term SOFR + 550 bps), 4/22/27	1,158,338
	Total Medical Information Systems	$6,213,554

	Medical Labs & Testing Services — 2.3%
744,375	Charlotte Buyer, Inc., First Lien Initial Term Loan B, 10.591% (Term SOFR + 525 bps), 2/11/28	$ 737,210
954,184(c)	Envision Healthcare Corp., 2018 Third Out Term Loan, 9.13% (Term SOFR + 375 bps), 3/31/27	14,313
984,733	eResearchTechnology, Inc., First Lien Initial Term Loan, 9.938% (Term SOFR + 450 bps), 2/4/27	953,344
1,694,581	FC Compassus LLC, Term B-1 Loan, 9.895% (Term SOFR + 425 bps), 12/31/26	1,640,567
635,284	Icon Public Limited Company, Lux Term Loan, 7.902% (Term SOFR + 225 bps), 7/3/28	636,257
1,216,922	Phoenix Guarantor Inc., First Lien Tranche B-3 Term Loan, 8.939% (Term SOFR + 350 bps), 3/5/26	1,206,464
488,750	Sound Inpatient Physicians, Inc., First Lien 2021 Incremental Term Loan, 8.645% (Term SOFR + 300 bps), 6/27/25	163,059
969,309	Sound Inpatient Physicians, Inc., First Lien Initial Term Loan, 8.645% (Term SOFR + 300 bps), 6/27/25	323,386
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan, 12.395% (Term SOFR + 675 bps), 6/26/26	50,000
975,051	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 9.679% (Term SOFR + 425 bps), 10/1/28	850,000
	Total Medical Labs & Testing Services	$6,574,600

	Medical Products — 0.6%
1,380,606	NMN Holdings III Corp., First Lien Closing Date Term Loan, 9.188% (Term SOFR + 375 bps), 11/13/25	$ 1,318,479
295,986	NMN Holdings III Corp., First Lien Delayed Draw Term Loan, 9.189% (Term SOFR + 375 bps), 11/13/25	282,667
	Total Medical Products	$1,601,146

	Medical-Biomedical & Generation — 0.7%
1,959,045	ANI Pharmaceuticals, Inc., Initial Term Loan, 11.439% (Term SOFR + 600 bps), 11/19/27	$ 1,959,045
	Total Medical-Biomedical & Generation	$1,959,045

	Medical-Drugs — 2.7%
1,406,250	Bausch Health Cos., Inc., Second Amendment Term Loan, 10.689% (Term SOFR + 525 bps), 2/1/27	$ 1,103,404
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2331

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Medical-Drugs — (continued)
2,787,174(c)	Endo Luxembourg Finance Company I S.a r.l., 2021 Term Loan, 14.50% (LIBOR + 400 bps), 3/27/28	$ 1,895,278
830,000(b)	Financiere Mendel, Term Loan B, 11/29/30	831,038
158,281	Icon Public Limited Company, U.S. Term Loan, 7.902% (Term SOFR + 225 bps), 7/3/28	158,524
1,100,907	Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 8.938% (Term SOFR + 350 bps), 5/5/28	1,102,130
1,695,000	Organon & Co., Dollar Term Loan, 8.45% (Term SOFR + 300 bps), 6/2/28	1,690,974
1,176,471	Padagis LLC, Term B Loan, 10.434% (Term SOFR + 475 bps), 7/6/28	1,047,059
	Total Medical-Drugs	$7,828,407

	Medical-Generic Drugs — 0.3%
740,625	Perrigo Company PLC, Initial Term B Loan, 7.674% (Term SOFR + 225 bps), 4/20/29	$ 738,465
	Total Medical-Generic Drugs	$738,465

	Medical-Hospitals — 0.8%
2,462,500	EyeCare Partners LLC, First Lien Amendment No. 1 Term Loan, 9.395% (Term SOFR + 375 bps), 11/15/28	$ 1,343,821
1,965,000	Knight Health Holdings LLC, Term B Loan, 10.689% (Term SOFR + 525 bps), 12/23/28	491,250
713,202	Quorum Health Corp., Exit Term Loan, 13.756% (Term SOFR + 825 bps), 4/29/25	445,751
	Total Medical-Hospitals	$2,280,822

	Medical-Outpatient & Home Medicine — 0.3%
985,793	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 8.772% (Term SOFR + 325 bps), 11/1/28	$ 921,305
	Total Medical-Outpatient & Home Medicine	$921,305

	Medical-Wholesale Drug Distribution — 0.8%
845,750	CVET Midco 2 LP, First Lien Initial Term Loan, 10.39% (Term SOFR + 500 bps), 10/13/29	$ 829,011
1,343,995	Owens & Minor, Inc., Term B-1 Loan, 9.24% (Term SOFR + 375 bps), 3/29/29	1,346,235
	Total Medical-Wholesale Drug Distribution	$2,175,246

The accompanying notes are an integral part of these financial statements.
32Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Metal Processors & Fabrication — 0.9%
1,960,000	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.684% (Term SOFR + 400 bps), 10/12/28	$ 1,911,000
734,352	WireCo WorldGroup, Inc., Initial Term Loan, 9.699% (Term SOFR + 425 bps), 11/13/28	731,599
	Total Metal Processors & Fabrication	$2,642,599

	Metal-Aluminum — 0.5%
1,512,000	Arsenal AIC Parent LLC, Term Loan B, 9.879% (Term SOFR + 450 bps), 8/18/30	$ 1,510,740
	Total Metal-Aluminum	$1,510,740

	Mining Services — 0.1%
249,068	Flame NewCo LLC, First Lien New Money Exit Term Loan, 11.427% (Term SOFR + 600 bps), 6/30/28	$ 232,256
	Total Mining Services	$232,256

	Multimedia — 0.3%
750,000(b)	The E.W. Scripps Company, Tranche B-3 Term Loan, 1/7/28	$ 720,937
	Total Multimedia	$720,937

	Non-hazardous Waste Disposal — 0.4%
651,565	GFL Environmental, Inc., 2023-A Refinancing Term Loan, 7.912% (Term SOFR + 250 bps), 5/31/27	$ 652,869
504,813	MIP V Waste LLC, Initial Term Loan, 8.689% (Term SOFR + 325 bps), 12/8/28	504,392
	Total Non-hazardous Waste Disposal	$1,157,261

	Office Automation & Equipment — 0.2%
682,500	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 9.439% (Term SOFR + 400 bps), 3/17/28	$ 655,200
	Total Office Automation & Equipment	$655,200

	Oil-Field Services — 0.0%†
99,766	ProFrac Holdings II LLC, Term Loan, 12.926% (Term SOFR + 725 bps), 3/4/25	$ 100,265
	Total Oil-Field Services	$100,265

	Pastoral & Agricultural — 0.5%
1,326,375	Alltech, Inc., Term B Loan, 9.439% (Term SOFR + 400 bps), 10/13/28	$ 1,298,190
	Total Pastoral & Agricultural	$1,298,190

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2333

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Pharmacy Services — 0.2%
638,625	Option Care Health, Inc., First Lien 2021 Refinancing Term Loan, 8.189% (Term SOFR + 275 bps), 10/27/28	$ 640,621
	Total Pharmacy Services	$640,621

	Physical Practice Management — 0.6%
2,504,595	Team Health Holdings, Inc., Extended Term Loan, 10.574% (Term SOFR + 525 bps), 3/2/27	$ 1,811,656
	Total Physical Practice Management	$1,811,656

	Physical Therapy & Rehabilitation Centers — 1.1%
842,980	Summit Behavioral Healthcare LLC, First Lien Initial Term Loan, 10.429% (Term SOFR + 475 bps), 11/24/28	$ 840,522
2,425,422	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.895% (Term SOFR + 425 bps), 11/20/26	2,299,906
	Total Physical Therapy & Rehabilitation Centers	$3,140,428

	Pipelines — 2.0%
447,750	Brazos Delaware II, LLC, Initial Term Loan, 9.084% (Term SOFR + 375 bps), 2/11/30	$ 446,724
199,664	DT Midstream, Inc., Initial Term Loan, 7.439% (Term SOFR + 200 bps), 6/26/28	200,313
348,650(b)	GIP III Stetson I LP (GIP III Stetson II LP), Term Loan, 10/5/28	346,798
471,741	GIP III Stetson I, L.P. (GIP III Stetson II, L.P.), Initial Term Loan, 9.574% (Term SOFR + 425 bps), 7/18/25	472,134
725,000(b)	M6 ETX Holdings II MidCo LLC, Initial Term Loan, 9/19/29	721,764
498,750	NorthRiver Midstream Finance LP, First Lien Initial Term Loan B, 8.395% (Term SOFR + 300 bps), 8/16/30	497,918
1,955,584	Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, 8.692% (Term SOFR + 325 bps), 10/5/28	1,955,095
1,149,620	Traverse Midstream Partners LLC, Advance, 9.24% (Term SOFR + 375 bps), 2/16/28	1,149,140
	Total Pipelines	$5,789,886

	Professional Sports — 0.4%
1,250,000	Formula One Management Limited, First Lien Facility B Loan, 7.574% (Term SOFR + 225 bps), 1/15/30	$ 1,249,740
	Total Professional Sports	$1,249,740

	Property & Casualty Insurance — 1.8%
1,969,697	Asurion LLC, New B-9 Term Loan, 8.689% (Term SOFR + 325 bps), 7/31/27	$ 1,883,523
The accompanying notes are an integral part of these financial statements.
34Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Property & Casualty Insurance — (continued)
750,000	Asurion LLC, Second Lien New B-4 Term Loan, 10.688% (Term SOFR + 525 bps), 1/20/29	$ 644,356
497,500	Asurion, LLC, New B-11 Term Loan, 9.674% (Term SOFR + 425 bps), 8/19/28	475,942
2,193,720	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2023 Term Loan, 9.074% (Term SOFR + 375 bps), 2/24/28	2,188,485
	Total Property & Casualty Insurance	$5,192,306

	Protection-Safety — 0.2%
525,000	Prime Security Services Borrower, LLC, First Lien 2023 Refinancing Term B-1 Loan, 7.832% (Term SOFR + 250 bps), 10/13/30	$ 524,390
	Total Protection-Safety	$524,390

	Publishing — 1.6%
637,000	Cengage Learning, Inc., First Lien Term B Loan, 10.405% (Term SOFR + 475 bps), 7/14/26	$ 631,228
1,980,000	Houghton Mifflin Harcourt Co., First Lien Term Loan B, 10.674% (Term SOFR + 525 bps), 4/9/29	1,851,300
2,205,000	McGraw-Hill Education, Inc., Initial Term Loan, 10.189% (Term SOFR + 475 bps), 7/28/28	2,092,190
	Total Publishing	$4,574,718

	Publishing-Periodicals — 0.3%
861,875	MJH Healthcare Holdings LLC, Initial Term B Loan, 8.924% (Term SOFR + 350 bps), 1/28/29	$ 854,334
	Total Publishing-Periodicals	$854,334

	Recreational Centers — 0.5%
1,487,659	Fitness International LLC, Term B Loan, 8.674% (Term SOFR + 325 bps), 4/18/25	$ 1,483,165
	Total Recreational Centers	$1,483,165

	Recycling — 0.6%
1,762,447	LTR Intermediate Holdings, Inc., Initial Term Loan, 9.939% (Term SOFR + 450 bps), 5/5/28	$ 1,647,888
	Total Recycling	$1,647,888

	Rental Auto & Equipment — 0.9%
689,500	Avis Budget Car Rental LLC, Tranche C Term Loan, 8.924% (Term SOFR + 350 bps), 3/16/29	$ 690,879
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2335

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Rental Auto & Equipment — (continued)
1,644,984	Hertz Corp., Initial Term B Loan, 8.692% (Term SOFR + 325 bps), 6/30/28	$ 1,633,954
317,152	Hertz Corp., Initial Term C Loan, 8.691% (Term SOFR + 325 bps), 6/30/28	315,026
	Total Rental Auto & Equipment	$2,639,859

	Retail — 4.3%
975,000	Belron Group SA, Dollar Third Incremental Loan, 8.056% ( Term SOFR + 243 bps), 4/13/28	$ 976,097
751,127	Great Outdoors Group LLC, Term B-2 Loan, 9.402% (Term SOFR + 375 bps), 3/6/28	746,667
500,000	GYP Holdings III Corp., First Lien 2023 Refinancing Term Loan, 8.324% (Term SOFR + 300 bps), 5/12/30	502,110
776,000	Harbor Freight Tools USA, Inc., 2021 Initial Term Loan, 8.189% (Term SOFR + 275 bps), 10/19/27	767,124
893,750	Highline Aftermarket Acquisition LLC, First Lien Initial Term Loan, 9.924% (Term SOFR + 450 bps), 11/9/27	885,930
1,466,250	Michaels Cos, Inc., Term Loan B, 9.902% (Term SOFR + 425 bps), 4/15/28	1,229,031
1,079,140	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 8.902% (Term SOFR + 325 bps), 3/3/28	1,055,684
1,661,750	PetSmart LLC, Initial Term Loan, 9.174% (Term SOFR + 375 bps), 2/11/28	1,645,280
879,750	Pilot Travel Centers LLC, Initial Tranche B Term Loan, 7.424% (Term SOFR + 200 bps), 8/4/28	880,208
938,501	RVR Dealership Holdings LLC, Term Loan, 9.182% (Term SOFR + 375 bps), 2/8/28	818,842
900,000	Torrid LLC, Closing Date Term Loan, 11.265% (Term SOFR + 550 bps), 6/14/28	730,125
1,965,000	White Cap Supply Holdings LLC, Initial Closing Date Term Loan, 9.074% (Term SOFR + 375 bps), 10/19/27	1,954,393
	Total Retail	$12,191,491

	Retail-Misc/Diversified — 0.5%
982,500	Lakeshore Learning Materials LLC, First Lien Initial Term Loan, 8.939% (Term SOFR + 350 bps), 9/29/28	$ 971,447
600,000(b)	Peer Holding III B.V., Term Loan B4, 10/19/30	597,750
	Total Retail-Misc/Diversified	$1,569,197

	Schools — 0.3%
789,890	Fugue Finance LLC, Existing Term Loan, 9.385% (Term SOFR + 400 bps), 1/31/28	$ 789,890
	Total Schools	$789,890

The accompanying notes are an integral part of these financial statements.
36Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Security Services — 1.6%
1,450,192	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 9.174% (Term SOFR + 375 bps), 5/12/28	$ 1,379,330
3,145,713	Garda World Security Corp., Term B-2 Loan, 9.746% (Term SOFR + 425 bps), 10/30/26	3,140,799
	Total Security Services	$4,520,129

	Shipbuilding — 0.2%
648,375	LSF11 Trinity Bidco, Inc., Initial Term Loan, 9.834% (Term SOFR + 450 bps), 6/14/30	$ 647,565
	Total Shipbuilding	$647,565

	Telecom Equipment Fiber Optics — 0.3%
995,000(b)	Ciena Corp., 2020 Refinancing Term Loan, 10/24/30	$ 996,451
	Total Telecom Equipment Fiber Optics	$996,451

	Telecom Services — 0.4%
1,386,000	Patagonia Holdco LLC, Amendment No.1 Term Loan, 11.117% (Term SOFR + 575 bps), 8/1/29	$ 1,211,017
	Total Telecom Services	$1,211,017

	Telephone-Integrated — 0.6%
1,904,704	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 7.189% (Term SOFR + 175 bps), 3/1/27	$ 1,791,503
	Total Telephone-Integrated	$1,791,503

	Television — 0.3%
750,000(b)	Gray Television, Inc., Term Loan E, 1/2/26	$ 748,984
	Total Television	$748,984

	Textile-Home Furnishings — 0.5%
1,970,000	Runner Buyer, Inc., Initial Term Loan, 11.037% (Term SOFR + 550 bps), 10/20/28	$ 1,559,994
	Total Textile-Home Furnishings	$1,559,994

	Theaters — 0.9%
1,465,518	AMC Entertainment Holdings, Inc. (fka AMC Entertainment, Inc.), Term B-1 Loan, 8.447% (Term SOFR + 300 bps), 4/22/26	$ 1,201,216
995,000	Cinemark USA, Inc., Term Loan, 9.14% (Term SOFR + 375 bps), 5/24/30	995,249
398,000	Cirque du Soleil Canada Inc., Initial Term Loan, 9.64% (Term SOFR + 425 bps), 3/8/30	394,269
	Total Theaters	$2,590,734

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2337

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Transportation Services — 1.3%
1,002,817	AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan, 10.191% (Term SOFR + 475 bps), 4/6/28	$ 997,176
1,613,972	First Student Bidco, Inc., Initial Term B Loan, 8.501% (Term SOFR + 300 bps), 7/21/28	1,567,235
606,618	First Student Bidco, Inc., Initial Term C Loan, 8.652% (Term SOFR + 300 bps), 7/21/28	589,051
637,000	LaserShip, Inc., First Lien Initial Term Loan, 10.396% (Term SOFR + 450 bps), 5/7/28	571,708
	Total Transportation Services	$3,725,170

	Transport-Rail — 0.2%
482,500	Genesee & Wyoming, Inc., Initial Term Loan, 7.49% (Term SOFR + 200 bps), 12/30/26	$ 482,744
	Total Transport-Rail	$482,744

	Veterinary Diagnostics — 0.6%
900,285	Elanco Animal Health Inc., Term Loan, 7.165% (Term SOFR + 175 bps), 8/1/27	$ 880,540
827,822	Southern Veterinary Partners LLC, First Lien Initial Term Loan, 9.439% (Term SOFR + 400 bps), 10/5/27	820,664
	Total Veterinary Diagnostics	$1,701,204

	Total Senior Secured Floating Rate Loan Interests (Cost $258,302,236)	$ 241,975,007

Shares
	Common Stocks — 0.1% of Net Assets
	Metals & Mining — 0.0%†
3,810(d)	Flame Co.	$ 20,955
	Total Metals & Mining	$20,955

	Passenger Airlines — 0.1%
33,954(d) +	Grupo Aeromexico SAB de CV	$ 423,742
	Total Passenger Airlines	$423,742

	Total Common Stocks (Cost $591,195)	$444,697

The accompanying notes are an integral part of these financial statements.
38Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — 1.3% of Net Assets
1,000,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 12.154% (3 Month Term SOFR + 676 bps), 4/15/35 (144A)	$ 877,159
1,000,000(a)	AB BSL CLO 1, Ltd., Series 2020-1A, Class ER, 12.254% (3 Month Term SOFR + 686 bps), 1/15/35 (144A)	867,577
1,000,000(a)	AGL CLO 17, Ltd., Series 2022-17A, Class E, 11.762% (3 Month Term SOFR + 635 bps), 1/21/35 (144A)	925,340
1,000,000(a)	Crown Point CLO 11, Ltd., Series 2021-11A, Class E, 12.474% (3 Month Term SOFR + 707 bps), 1/17/34 (144A)	913,921
	Total Asset Backed Securities (Cost $3,963,819)	$3,583,997

	Commercial Mortgage-Backed Securities—0.3% of Net Assets
531,461(a)	BX Trust, Series 2022-PSB, Class F, 12.668% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 531,778
94,658(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.681% (SOFR30A + 636 bps), 1/25/27 (144A)	91,363
114,676(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 14.431% (SOFR30A + 911 bps), 7/25/30 (144A)	108,243
	Total Commercial Mortgage-Backed Securities (Cost $743,390)	$731,384

	Corporate Bonds — 4.4% of Net Assets
	Advertising — 0.1%
265,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 192,890
	Total Advertising	$192,890

	Airlines — 0.9%
160,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 144,800
2,590,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	2,402,661
	Total Airlines	$2,547,461

	Auto Parts & Equipment — 0.1%
250,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 246,075
	Total Auto Parts & Equipment	$246,075

	Chemicals — 0.2%
250,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 212,713
500,000	Olin Corp., 5.625%, 8/1/29	454,599
	Total Chemicals	$667,312

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2339

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Commercial Services — 0.3%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 434,313
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	407,351
	Total Commercial Services	$841,664

	Distribution/Wholesale — 0.0%†
110,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	$ 107,798
	Total Distribution/Wholesale	$107,798

	Diversified Financial Services — 0.3%
535,323(e)	Avation Capital S.A., 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	$ 456,363
440,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (144A)	388,828
	Total Diversified Financial Services	$845,191

	Electric — 0.2%
500,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	$ 424,697
	Total Electric	$424,697

	Healthcare-Services — 0.2%
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 129,052
490,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	416,875
	Total Healthcare-Services	$545,927

	Iron & Steel — 0.4%
960,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 947,712
260,000	TMS International Corp., 6.25%, 4/15/29 (144A)	205,127
	Total Iron & Steel	$1,152,839

	Leisure Time — 0.4%
240,000	NCL Corp., Ltd., 8.125%, 1/15/29 (144A)	$ 234,479
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	450,450
500,000	VOC Escrow, Ltd., 5.00%, 2/15/28 (144A)	449,211
	Total Leisure Time	$1,134,140

	Media — 0.1%
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.25%, 1/15/29	$ 404,878
	Total Media	$404,878

	Oil & Gas — 0.2%
500,000	Civitas Resources, Inc., 8.375%, 7/1/28 (144A)	$ 503,081
	Total Oil & Gas	$503,081

The accompanying notes are an integral part of these financial statements.
40Pioneer Floating Rate Fund | Annual Report | 10/31/23

Principal Amount USD ($)		Value
	Pipelines — 0.1%
500,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	$ 416,089
	Total Pipelines	$416,089

	REITs — 0.3%
750,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	$ 722,215
	Total REITs	$722,215

	Retail — 0.2%
295,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	$ 247,651
205,000	Macy's Retail Holdings LLC, 5.875%, 4/1/29 (144A)	180,728
	Total Retail	$428,379

	Telecommunications — 0.4%
1,584,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	$ 1,256,091
	Total Telecommunications	$1,256,091

	Total Corporate Bonds (Cost $13,563,223)	$12,436,727

Shares
	Preferred Stock — 0.0%† of Net Assets
	Capital Markets — 0.0%†
1,718	B Riley Financial, Inc., 6.75%, 5/31/24	$ 42,263
	Total Capital Markets	$42,263

	Total Preferred Stock (Cost $42,205)	$42,263

	Right/Warrant — 0.0%† of Net Assets
	Trading Companies & Distributors — 0.0%†
GBP 17,500(d)	Avation Plc, 1/1/59	$ 6,381
	Total Trading Companies & Distributors	$6,381

	Total Right/Warrant (Cost $—)	$6,381

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2341

Schedule of Investments  |  10/31/23 (continued)
Principal Amount USD ($)		Value
	Insurance-Linked Securities — 1.2% of Net Assets#
	Event Linked Bonds — 1.1%
	Flood – U.S. — 0.1%
250,000(a)	FloodSmart Re, 21.695%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	$ 255,350
	Health – U.S. — 0.1%
250,000(a)	Vitality Re XIII, 7.442%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 245,275
250,000(a)	Vitality Re XIV, 8.945%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	251,500
		$ 496,775

	Multiperil – U.S. — 0.5%
250,000(a)	Long Point Re IV, 9.695%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	$ 248,625
250,000(a)	Matterhorn Re, 10.595%, (SOFR + 525 bps), 3/24/25 (144A)	243,750
250,000(a)	Matterhorn Re, 13.095%, (SOFR + 775 bps), 3/24/25 (144A)	248,500
250,000(a)	Residential Re, 10.625%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	235,075
250,000(a)	Sanders Re II, 8.495%, (3 Month U.S. Treasury Bill + 305 bps), 4/7/25 (144A)	238,500
250,000(a)	Sanders Re III, 8.945%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	237,275
		$ 1,451,725

	Multiperil – U.S. & Canada — 0.1%
250,000(a)	Vista Re, 12.197%, (3 Month U.S. Treasury Bill + 675 bps), 5/21/24 (144A)	$ 249,750
	Windstorm – Florida — 0.1%
250,000(a)	Integrity Re, 12.515%, (3 Month U.S. Treasury Bill + 707 bps), 6/6/25 (144A)	$ 225,000
	Windstorm – North Carolina — 0.1%
250,000(a)	Cape Lookout Re, 10.795%, (3 Month U.S. Treasury Bill + 535 bps), 3/28/25 (144A)	$ 243,750
	Windstorm – U.S. Regional — 0.1%
250,000(a)	Commonwealth Re, 8.945%, (3 Month U.S. Treasury Bill + 350 bps), 7/8/25 (144A)	$ 252,700
	Total Event Linked Bonds	$ 3,175,050

The accompanying notes are an integral part of these financial statements.
42Pioneer Floating Rate Fund | Annual Report | 10/31/23

Face Amount USD ($)		Value
	Collateralized Reinsurance — 0.0%†
	Windstorm – Florida — 0.0%†
300,000(d)(f) +	Formby Re 2018, 2/29/24	$ —
	Total Collateralized Reinsurance	$0

	Reinsurance Sidecars — 0.1%
	Multiperil – U.S. — 0.0%†
400,000(d)(g) +	Harambee Re 2018, 12/31/24	$ —
400,000(g) +	Harambee Re 2019, 12/31/24	520
		$ 520

	Multiperil – Worldwide — 0.1%
19,715(d)(g) +	Alturas Re 2022-2, 12/31/27	$ 4,491
739,764(d)(f) +	Berwick Re 2019-1, 12/31/24	117,992
50,000(f) +	Eden Re II, 3/22/24 (144A)	19,500
400,000(f) +	Merion Re 2018-2, 12/31/24	19,994
10,000(f) +	Sector Re V, 12/1/24 (144A)	17,462
74,914(d)(f) +	Woburn Re 2019, 12/31/24	12,542
		$ 191,981

	Total Reinsurance Sidecars	$192,501

	Total Insurance-Linked Securities (Cost $3,394,939)	$3,367,551

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 3.1% of Net Assets
9,000,000(h)	U.S. Treasury Bills, 11/21/23	$ 8,973,531
	Total U.S. Government and Agency Obligations (Cost $8,973,520)	$8,973,531

Shares
	Investment Companies — 4.0% of Net Assets
400,000	Invesco Senior Loan ETF	$ 8,320,000
75,000	SPDR Blackstone Senior Loan ETF	3,116,250
	Total Investment Companies (Cost $11,439,011)	$ 11,436,250

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2343

Schedule of Investments  |  10/31/23 (continued)
Shares		Value

	SHORT TERM INVESTMENTS — 3.8% of Net Assets
	Open-End Fund — 3.8%
10,684,161(i)	Dreyfus Government Cash Management, Institutional Shares, 5.23%	$ 10,684,161
		$ 10,684,161

	TOTAL SHORT TERM INVESTMENTS (Cost $10,684,161)	$10,684,161

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.1% (Cost $311,697,699)	$293,681,949
	OTHER ASSETS AND LIABILITIES — (3.1)%	$ (8,721,947)
	net assets — 100.0%	$ 284,960,002

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $18,156,931, or 6.4% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2023.
(b)	This term loan will settle after October 31, 2023, at which time the interest rate will be determined.
(c)	Security is in default.
(d)	Non-income producing security.
(e)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(f)	Issued as participation notes.
(g)	Issued as preference shares.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2023.
The accompanying notes are an integral part of these financial statements.
44Pioneer Floating Rate Fund | Annual Report | 10/31/23

*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2022-2	4/11/2023	$ 2,484	$ 4,491
Berwick Re 2019-1	12/31/2018	88,396	117,992
Cape Lookout Re	3/16/2022	250,000	243,750
Commonwealth Re	6/15/2022	250,000	252,700
Eden Re II	12/23/2019	41,319	19,500
FloodSmart Re	2/23/2023	250,000	255,350
Formby Re 2018	7/9/2018	932	—
Harambee Re 2018	12/19/2017	8,492	—
Harambee Re 2019	12/20/2018	—	520
Integrity Re	5/9/2022	250,000	225,000
Long Point Re IV	5/13/2022	250,000	248,625
Matterhorn Re	3/10/2022	250,000	243,750
Matterhorn Re	3/10/2022	250,000	248,500
Merion Re 2018-2	12/28/2017	—	19,994
Residential Re	10/28/2021	250,000	235,075
Sanders Re II	11/23/2021	250,000	238,500
Sanders Re III	3/22/2022	250,000	237,275
Sector Re V	1/1/2020	236	17,462
Vista Re	2/24/2022	251,937	249,750
Vitality Re XIII	3/6/2023	241,188	245,275
Vitality Re XIV	1/25/2023	250,000	251,500
Woburn Re 2019	2/14/2019	9,955	12,542
Total Restricted Securities			$3,367,551
% of Net assets			1.2%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation
USD	47,606	MXN	852,490	Bank of America NA	12/19/23	$ 705
USD	379,286	MXN	6,790,000	State Street Bank & Trust Co.	12/19/23	5,726
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 6,431
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2345

Schedule of Investments  |  10/31/23 (continued)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
GBP	— Great British Pound
MXN	— Mexican Peso
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2023, aggregated $88,991,764 and $206,326,371, respectively.
At October 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $312,294,683 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 2,176,701
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(20,783,003)
Net unrealized depreciation	$(18,606,302)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$241,975,007	$ —	$241,975,007
Common Stocks
Metals & Mining	—	20,955	—	20,955
Passenger Airlines	—	—	423,742	423,742
Asset Backed Securities	—	3,583,997	—	3,583,997
Commercial Mortgage-Backed Securities	—	731,384	—	731,384
Corporate Bonds	—	12,436,727	—	12,436,727
Preferred Stock	42,263	—	—	42,263
Right/Warrant	6,381	—	—	6,381
Insurance-Linked Securities
Collateralized Reinsurance
Windstorm – Florida	—	—	— *	— *
The accompanying notes are an integral part of these financial statements.
46Pioneer Floating Rate Fund | Annual Report | 10/31/23

	Level 1	Level 2	Level 3	Total
Reinsurance Sidecars
Multiperil – U.S.	$ —	$ —	$ 520	$ 520
Multiperil – Worldwide	—	—	191,981	191,981
All Other Insurance-Linked Securities	—	3,175,050	—	3,175,050
U.S. Government and Agency Obligations	—	8,973,531	—	8,973,531
Investment Companies	11,436,250	—	—	11,436,250
Open-End Fund	10,684,161	—	—	10,684,161
Total Investments in Securities	$ 22,169,055	$ 270,896,651	$ 616,243	$ 293,681,949
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$ —	$ 6,431	$ —	$ 6,431
Total Other Financial Instruments	$ —	$ 6,431	$ —	$ 6,431
*	Securities valued at $0.
Transfers are  calculated on the beginning of period values. During the year ended October 31, 2023, a security valued at $310,081 was transferred from Level 1 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2347

Statement of Assets and Liabilities  |  10/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $311,697,699)	$293,681,949
Cash	291,660
Unrealized appreciation on forward foreign currency exchange contracts	6,431
Receivables —
Investment securities sold	1,576,772
Fund shares sold	413,039
Interest	1,391,902
Due from the Adviser	5,112
Other assets	15,469
Total assets	$297,382,334
LIABILITIES:
Payables —
Investment securities purchased	$ 9,639,360
Fund shares repurchased	2,018,516
Distributions	418,253
Trustees' fees	1,978
Management fees	23,510
Administrative expenses	9,218
Distribution fees	3,694
Accrued expenses	307,803
Total liabilities	$ 12,422,332
NET ASSETS:
Paid-in capital	$384,753,721
Distributable earnings (loss)	(99,793,719)
Net assets	$ 284,960,002
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $70,371,012/11,722,707 shares)	$ 6.00
Class C (based on $9,429,385/1,557,527 shares)	$ 6.05
Class Y (based on $205,159,605/33,851,234 shares)	$ 6.06
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.00 net asset value per share/100%-4.50% maximum sales charge)	$ 6.28
The accompanying notes are an integral part of these financial statements.
48Pioneer Floating Rate Fund | Annual Report | 10/31/23

Statement of Operations FOR THE YEAR ENDED 10/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 30,555,240
Dividends from unaffiliated issuers	1,417,075
Total Investment Income		$ 31,972,315
EXPENSES:
Management fees	$ 1,968,146
Administrative expenses	103,402
Transfer agent fees
Class A	177,563
Class C	6,450
Class Y	222,398
Distribution fees
Class A	192,185
Class C	107,391
Shareowner communications expense	26,792
Custodian fees	29,333
Registration fees	94,782
Professional fees	208,707
Printing expense	51,070
Officers' and Trustees' fees	14,811
Insurance expense	5,292
Miscellaneous	164,976
Total expenses		$ 3,373,298
Less fees waived and expenses reimbursed by the Adviser		(565,776)
Net expenses		$ 2,807,522
Net investment income		$ 29,164,793
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(16,696,238)
Forward foreign currency exchange contracts	(72,882)
Swap contracts	486,968
Other assets and liabilities denominated in foreign currencies	5,241	$(16,276,911)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 18,629,530
Forward foreign currency exchange contracts	15,853
Swap contracts	(158,279)
Unfunded loan commitments	69,462	$ 18,556,566
Net realized and unrealized gain (loss) on investments		$ 2,279,655
Net increase in net assets resulting from operations		$ 31,444,448
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2349

Statements of Changes in Net Assets
	Year Ended 10/31/23	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 29,164,793	$ 21,446,422
Net realized gain (loss) on investments	(16,276,911)	(6,520,837)
Change in net unrealized appreciation (depreciation) on investments	18,556,566	(39,113,393)
Net increase (decrease) in net assets resulting from operations	$ 31,444,448	$ (24,187,808)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.55 and $0.23 per share, respectively)	$ (7,025,004)	$ (3,252,692)
Class C ($0.51 and $0.19 per share, respectively)	(900,924)	(410,761)
Class Y ($0.57 and $0.26 per share, respectively)	(22,694,103)	(15,510,235)
Total distributions to shareowners	$ (30,620,031)	$ (19,173,688)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 97,900,133	$ 286,052,898
Reinvestment of distributions	25,091,991	16,584,317
Cost of shares repurchased	(237,631,911)	(325,919,818)
Net decrease in net assets resulting from Fund share transactions	$ (114,639,787)	$ (23,282,603)
Net decrease in net assets	$(113,815,370)	$ (66,644,099)
NET ASSETS:
Beginning of year	$ 398,775,372	$ 465,419,471
End of year	$ 284,960,002	$ 398,775,372
The accompanying notes are an integral part of these financial statements.
50Pioneer Floating Rate Fund | Annual Report | 10/31/23

	Year Ended 10/31/23 Shares	Year Ended 10/31/23 Amount	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
Class A
Shares sold	2,153,591	$ 12,999,380	4,655,094	$ 29,620,324
Reinvestment of distributions	1,111,565	6,694,359	502,742	3,130,769
Less shares repurchased	(5,560,781)	(33,505,331)	(4,100,444)	(25,768,860)
Net increase (decrease)	(2,295,625)	$ (13,811,592)	1,057,392	$ 6,982,233
Class C
Shares sold	395,387	$ 2,411,774	509,986	$ 3,283,897
Reinvestment of distributions	140,021	850,161	61,170	383,625
Less shares repurchased	(1,048,011)	(6,380,193)	(714,719)	(4,530,916)
Net decrease	(512,603)	$ (3,118,258)	(143,563)	$ (863,394)
Class Y
Shares sold	13,538,168	$ 82,488,979	39,287,072	$ 253,148,677
Reinvestment of distributions	2,886,729	17,547,471	2,073,585	13,069,923
Less shares repurchased	(32,495,364)	(197,746,387)	(47,169,389)	(295,620,042)
Net decrease	(16,070,467)	$ (97,709,937)	(5,808,732)	$ (29,401,442)
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2351

Financial Highlights
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class A
Net asset value, beginning of period	$ 6.00	$ 6.51	$ 6.28	$ 6.57	$ 6.73
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.53	$ 0.26	$ 0.19	$ 0.21	$ 0.31
Net realized and unrealized gain (loss) on investments	0.02	(0.54)	0.26	(0.26)	(0.15)
Net increase (decrease) from investment operations	$ 0.55	$ (0.28)	$ 0.45	$ (0.05)	$ 0.16
Distributions to shareowners:
Net investment income	$ (0.55)	$ (0.23)	$ (0.22)	$ (0.24)	$ (0.32)
Total distributions	$ (0.55)	$ (0.23)	$ (0.22)	$ (0.24)	$ (0.32)
Net increase (decrease) in net asset value	$ —	$ (0.51)	$ 0.23	$ (0.29)	$ (0.16)
Net asset value, end of period	$ 6.00	$ 6.00	$ 6.51	$ 6.28	$ 6.57
Total return (b)	9.50%	(4.32)%	7.25%	(0.71)%	2.42%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.12%	1.07%
Ratio of net investment income (loss) to average net assets	8.72%	4.20%	2.89%	3.31%	4.64%
Portfolio turnover rate	28%	45%	41%	45%	13%
Net assets, end of period (in thousands)	$70,371	$84,071	$84,417	$69,248	$120,559
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.30%	1.22%	1.26%	1.17%	1.11%
Net investment income (loss) to average net assets	8.47%	4.03%	2.68%	3.26%	4.60%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
52Pioneer Floating Rate Fund | Annual Report | 10/31/23

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class C
Net asset value, beginning of period	$ 6.05	$ 6.57	$ 6.34	$ 6.57	$ 6.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.48	$ 0.22	$ 0.14	$ 0.17	$ 0.26
Net realized and unrealized gain (loss) on investments	0.03	(0.55)	0.26	(0.21)	(0.16)
Net increase (decrease) from investment operations	$ 0.51	$ (0.33)	$ 0.40	$ (0.04)	$ 0.10
Distributions to shareowners:
Net investment income	$ (0.51)	$ (0.19)	$ (0.17)	$ (0.19)	$ (0.27)
Total distributions	$ (0.51)	$ (0.19)	$ (0.17)	$ (0.19)	$ (0.27)
Net increase (decrease) in net asset value	$ —	$ (0.52)	$ 0.23	$ (0.23)	$ (0.17)
Net asset value, end of period	$ 6.05	$ 6.05	$ 6.57	$ 6.34	$ 6.57
Total return (b)	8.66%	(5.11)%	6.39%	(0.54)%	1.52%
Ratio of net expenses to average net assets	1.83%	1.79%	1.85%	1.80%	1.77%
Ratio of net investment income (loss) to average net assets	7.92%	3.42%	2.12%	2.63%	3.94%
Portfolio turnover rate	28%	45%	41%	45%	13%
Net assets, end of period (in thousands)	$9,429	$12,520	$14,538	$21,352	$39,105
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.88%	1.79%	1.86%	1.84%	1.81%
Net investment income (loss) to average net assets	7.87%	3.42%	2.11%	2.59%	3.90%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2353

Financial Highlights  (continued)
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Class Y
Net asset value, beginning of period	$ 6.05	$ 6.58	$ 6.34	$ 6.59	$ 6.75
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.55	$ 0.28	$ 0.21	$ 0.24	$ 0.33
Net realized and unrealized gain (loss) on investments	0.03	(0.55)	0.27	(0.22)	(0.15)
Net increase (decrease) from investment operations	$ 0.58	$ (0.27)	$ 0.48	$ 0.02	$ 0.18
Distributions to shareowners:
Net investment income	$ (0.57)	$ (0.26)	$ (0.24)	$ (0.27)	$ (0.34)
Total distributions	$ (0.57)	$ (0.26)	$ (0.24)	$ (0.27)	$ (0.34)
Net increase (decrease) in net asset value	$ 0.01	$ (0.53)	$ 0.24	$ (0.25)	$ (0.16)
Net asset value, end of period	$ 6.06	$ 6.05	$ 6.58	$ 6.34	$ 6.59
Total return (b)	10.00%	(4.25)%	7.70%	0.31%	2.74%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.71%	0.70%
Ratio of net investment income (loss) to average net assets	8.99%	4.39%	3.16%	3.71%	5.00%
Portfolio turnover rate	28%	45%	41%	45%	13%
Net assets, end of period (in thousands)	$205,160	$302,184	$366,465	$205,324	$336,472
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.90%	0.82%	0.81%	0.86%	0.85%
Net investment income (loss) to average net assets	8.84%	4.32%	3.10%	3.56%	4.85%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
54Pioneer Floating Rate Fund | Annual Report | 10/31/23

Notes to Financial Statements  |  10/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (“the Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of October 31, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer Floating Rate Fund | Annual Report | 10/31/2355

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires the Fund to maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market
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prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
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The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
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Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
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At October 31, 2023, the Fund reclassified $3,873 to increase distributable earnings and $3,873 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2023, the Fund was permitted to carry forward indefinitely $16,089,430 of short-term losses and $66,702,508 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$30,620,031	$19,173,688
Total	$ 30,620,031	$19,173,688
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 2,022,774
Capital loss carryforward	(82,791,938)
Current year dividend payable	(418,253)
Net unrealized depreciation	(18,606,302)
Total	$(99,793,719)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event linked bonds, mark-to-market of foreign currency contracts, and the tax treatment of premium and amortization.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,837 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund,
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respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information
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about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund's investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for
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certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
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G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended October 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2023 was $404,834 for sells. Open forward foreign currency exchange contracts outstanding at October 31, 2023 are listed in the Schedule of Investments.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of
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default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy
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protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the year ended October 31, 2023 were $0 and $3,409,600, respectively. There were no open credit default swap contracts at October 31, 2023.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2023 are reflected on the Statement of Operations.
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In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $23,510 in management fees payable to the Adviser at October 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended October 31, 2023, the Fund paid $14,811 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At October 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $1,978 and a payable for administrative expenses of $9,218, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 8,800
Class C	1,783
Class Y	16,209
Total	$26,792
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for
70Pioneer Floating Rate Fund | Annual Report | 10/31/23

personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $3,694 in distribution fees payable to the Distributor at October 31, 2023.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2023, CDSCs in the amount of $4,489 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit facility. For the year ended October 31, 2023, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-
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off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets of the Fund as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America NA	$ 705	$ —	$ —	$ —	$ 705
State Street Bank & Trust Co.	5,726	—	—	—	5,726
Total	$6,431	$—	$—	$—	$6,431
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
Pioneer Floating Rate Fund | Annual Report | 10/31/2373

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$6,431	$ —	$ —
Total Value	$—	$—	$6,431	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2023, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$ (72,882)	$ —	$ —
Swap contracts	—	486,968	—	—	—
Total Value	$—	$ 486,968	$(72,882)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ 15,853	$ —	$ —
Swap contracts	—	(158,279)	—	—	—
Total Value	$—	$(158,279)	$ 15,853	$—	$—
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of October 31, 2023, the Fund had no unfunded loan commitments outstanding.
74Pioneer Floating Rate Fund | Annual Report | 10/31/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Floating Rate Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
December 22, 2023
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Additional Information (unaudited)
For the year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 99.36%.
Pioneer Floating Rate Fund | Annual Report | 77

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
78Pioneer Floating Rate Fund | Annual Report | 10/31/23

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Trust
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
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comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were
80Pioneer Floating Rate Fund | Annual Report | 10/31/23

lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Floating Rate Fund | Annual Report | 10/31/2381

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
Pioneer Floating Rate Fund | Annual Report | 10/31/23 83

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee reviewed the operation of the Fund's Highly Liquid Investment Minimum ("HLIM"). The Committee also reviewed the methodology for determining the Fund's HLIM. The Committee determined that no adjustment to the Fund's HLIM was required.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
84Pioneer Floating Rate Fund | Annual Report | 10/31/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Floating Rate Fund | Annual Report | 10/31/2385

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (73) Chairman of the Board and Trustee	Trustee since 2007. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
86Pioneer Floating Rate Fund | Annual Report | 10/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Floating Rate Fund | Annual Report | 10/31/2387

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2007. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (technology for the environment, energy and agriculture) (2019 – present); Chief Operating Officer, North Country Growers LLC (controlled environment agriculture company) (2020 – present); Chief Executive Officer, Green Heat LLC (biofuels company) (2022 – present); President and Chief Executive Officer, Newbury Piret Company (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
88Pioneer Floating Rate Fund | Annual Report | 10/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Floating Rate Fund | Annual Report | 10/31/2389

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)**,*** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
*** Mr. Taubes is retiring as a Trustee, effective February 1, 2024.
90Pioneer Floating Rate Fund | Annual Report | 10/31/23

Fund Officers
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2007. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (61) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (47) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2007. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2007. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Floating Rate Fund | Annual Report | 10/31/2391

Fund Officers (continued)
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (53) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
**** Marco Pirondini has been appointed to serve as an Executive Vice President of the Fund, effective February 1, 2024.
92Pioneer Floating Rate Fund | Annual Report | 10/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 21401-16-1223

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $108,334 payable to Ernst & Young LLP for the year ended October 31, 2023 and $104,168 for the year ended October 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $2,738 payable to Ernst & Young LLP for the year ended October 31, 2023 and $1,323 for the year ended October 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,725 and $27,620 during the fiscal years ended October 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance
• SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings
II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures
• Technology control assessments
• Financial reporting control assessments
• Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for
Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,725 and $27,620 during the fiscal years ended October 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 3, 2024

*	Print the name and title of each signing officer under his or her signature.